UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES

EXCHANGE ACT OF 1934 (Amendment No.    )

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☑	Definitive Proxy Statement

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☐	Soliciting Material Pursuant to Section 240.14a-12

HARRIS INTERACTIVE INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

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60 Corporate Woods

Rochester, New York 14623

Dear Stockholder:

You are cordially invited to attend the 2013 Annual Meeting of Stockholders of Harris Interactive Inc., which will be held on Tuesday, November 26, 2013, at 599 Lexington Avenue (at 53rd Street), 22nd Floor, New York, New York at 5:30 p.m. (local time).

On the following pages, you will find the formal Notice of Annual Meeting and our Proxy Statement, which describes the business that will be conducted at the Annual Meeting. Included with our Proxy Statement is a copy of our Annual Report on Form 10-K for our fiscal year ended June 30, 2013. We encourage you to read the Proxy Statement as well as our Form 10-K. These documents will provide you with information about our management, operations, markets and services, as well as our audited financial statements.

Whether or not you plan to attend the Annual Meeting, please register your vote as soon as possible to ensure that your shares of Harris Interactive common stock will be represented at the Annual Meeting. We encourage you to take advantage of the option to vote by telephone or the Internet. If you prefer, you may complete, sign, date and return the accompanying proxy card in the enclosed postage paid envelope.

We hope that many of you will be able to attend the Annual Meeting in person. We look forward to seeing you there.

Sincerely,

AL ANGRISANI
President and Chief Executive Officer

HOWARD L. SHECTER
Chairman

Notice of Annual Meeting of Stockholders to Be Held November 26, 2013

To Our Stockholders:

You are cordially invited to attend the 2013 Annual Meeting of Stockholders of Harris Interactive Inc., which will be held at 599 Lexington Avenue (at 53rd Street), 22nd Floor, New York, New York on November 26, 2013 at 5:30 p.m. (local time), for the following purposes:

1. To elect two (2) Class II directors to the Board of Directors for a three year term;

2. To approve, on an advisory basis, the compensation of our named executive officers as disclosed in the attached Proxy Statement;

3. To approve, on an advisory basis, the frequency of future advisory votes on executive compensation;

4. To ratify the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for fiscal 2014; and

5. To act upon such other business as may properly come before the meeting or any adjournment thereof.

A copy of our Annual Report on Form 10-K for our fiscal year ended June 30, 2013 is enclosed with this Notice of Annual Meeting and attached Proxy Statement. For ten days prior to the meeting, a complete list of the stockholders entitled to vote at the Annual Meeting will be available for examination by any stockholder of record for any purpose germane to the Annual Meeting during ordinary business hours at our offices at 60 Corporate Woods, Rochester, New York 14623. The list also will be available at the Annual Meeting.

By Order of the Board of Directors,

MARC H. LEVIN
Chief Operating Officer, Chief Administrative Officer, General Counsel and Corporate Secretary

October 28, 2013

Rochester, New York

IMPORTANT: To assure that your shares are represented at the Annual Meeting, you must complete your proxy as soon as possible. You may vote your shares by telephone at 1-800-690-6903 or via the Internet at www.proxyvote.com by following the enclosed instruction form. If you prefer, you may fill in, date, sign and promptly mail the enclosed proxy card in the accompanying postage paid envelope. If you attend the Annual Meeting, you may choose to vote in person even if you have previously sent in your proxy card.

Stockholders should read the entire Proxy Statement carefully prior to returning their proxies.

60 Corporate Woods

Rochester, New York 14623

PROXY STATEMENT

October 28, 2013

FOR ANNUAL MEETING OF STOCKHOLDERS OF HARRIS INTERACTIVE INC.

To Be Held November 26, 2013

The accompanying proxy is solicited by the Board of Directors (the “Board”) of Harris Interactive Inc. (“Harris Interactive”, the “Company”, “we” or “us”) for use at the 2013 Annual Meeting of Stockholders (the “2013 Annual Meeting”) to be held on Tuesday, November 26, 2013, at 5:30 p.m. (local time) or any adjournment thereof, for the purposes set forth in the accompanying Notice of Annual Meeting. The 2013 Annual Meeting will be held at 599 Lexington Avenue (at 53rd Street), 22nd Floor, New York, New York. The date of this Proxy Statement is October 28, 2013. The approximate date on which this Proxy Statement and the accompanying form of proxy were first sent or given to stockholders is October 29, 2013.

GENERAL INFORMATION

Record Date; Voting Securities

Only stockholders of record at the close of business on September 30, 2013 are entitled to vote their shares of Harris Interactive common stock at the 2013 Annual Meeting and any adjournment thereof. As of September 30, 2013, there were 58,300,145 shares of Harris Interactive common stock issued and outstanding. Each holder of shares of common stock is entitled to one vote for each share of common stock held. Stockholders may vote in person or by proxy.

Voting Your Proxy

To ensure that your vote is recorded promptly, please vote as soon as possible, even if you intend to attend the 2013 Annual Meeting in person. You may grant a proxy to vote your shares via the Internet, telephone, or mail as more fully described below:

•	By the Internet: Go to www.proxyvote.com as described in the instructions accompanying this Proxy Statement. You will need your proxy card or electronic delivery notice to cast your vote.

•	By Telephone: Call 1-800-690-6903 and follow the voice prompts. You will need your proxy card or electronic delivery notice to cast your vote.

•

By Mail:    Mark your vote, sign your name exactly as it appears on your proxy card, date your card, and return it in the envelope provided to Harris Interactive Inc., c/o Broadridge Financial Solutions, 51 Mercedes Way, Edgewood, NY 11717.

If you properly submit a proxy without giving specific voting instructions, your shares will be voted in accordance with the recommendations of the Board.

If any other business properly comes before the stockholders for a vote at the 2013 Annual Meeting, your shares will be voted by the proxy holders in accordance with the recommendation of the Board, or, in the absence of any such recommendation, in accordance with their best judgment. The Board also has discretionary authority to vote to adjourn the 2013 Annual Meeting.

Revoking Your Proxy

You may revoke your proxy at any time before it is exercised by:

•	sending a written notice of revocation to Harris Interactive Inc., Attention: Corporate Secretary, 60 Corporate Woods, Rochester, New York 14623;

•	submitting a later dated proxy by mail, telephone, or the Internet; or

•	voting in person at the 2013 Annual Meeting.

Quorum

A majority of the shares of Harris Interactive common stock entitled to vote must be present either in person or by proxy at the 2013 Annual Meeting before any business may be conducted.

Tabulation of Abstentions and Broker Non-Votes

Abstentions and broker non-votes will be included in the number of shares present for purposes of determining whether a quorum is present at the 2013 Annual Meeting. Abstentions also will be counted as shares “present” and “entitled to vote”. A broker non-vote occurs when a broker has not received voting instructions from the beneficial owner of the shares and the broker does not have the authority to vote the shares because the proposal is non-routine. Broker non-votes are not counted as shares “entitled to vote” with respect to proposals over which they do not have discretionary authority. Therefore, while broker non-votes are considered “present” for purposes of determining whether there is a quorum, they are not considered “present” for purposes of determining the majority of shares at the meeting and entitled to vote on a particular action.

Shares Held in Street Name

If your shares are held in a brokerage account or by another nominee, you are considered the “beneficial owner” of those shares. As the beneficial owner, you have the right to direct your broker or nominee how to vote your shares, and your broker or nominee is required to vote your shares in accordance with your instructions. If you do not give instructions to your broker or nominee, then your broker or nominee will be entitled to vote your shares as it decides as to each matter for which it has discretionary authority.

As the beneficial owner of shares, you are invited to attend the 2013 Annual Meeting. Please note, however, that if you are a beneficial owner, you may not vote your shares in person at the 2013 Annual Meeting unless you obtain a “legal proxy” from your broker or nominee that holds your shares.

Electronic Delivery

We can reduce our expenses if you elect to receive your annual reports and proxy materials via the Internet. If you request, you can receive email notifications when these documents are available electronically on the Internet. You may sign up for this service at www.proxyvote.com.

Copies of our Annual Report on Form 10-K for our fiscal year ended June 30, 2013 and the proxy materials can be accessed via the Internet at https://materials.proxyvote.com/414549.

Householding

Unless we have received contrary instructions, we send a single copy of the annual report, proxy statement, notice of annual or special meeting, and notice of Internet availability of proxy materials to any household at which two or more stockholders reside if we believe the stockholders are members of the same family. Each stockholder in the household will continue to receive a separate proxy card. This process, known as “householding”, reduces the volume of duplicate information received at your household and helps us reduce our expense. We will deliver promptly, upon written or oral request, a separate copy of the annual report, proxy statement, notice of annual or special meeting, and/or notice of Internet availability of proxy materials to any stockholder sharing an address to which a single copy of the documents was delivered. You may request such separate copies, or request that separate copies of the annual report, proxy statement, notice of annual or special meeting, and/or notice of Internet availability of proxy materials be delivered in the future, by (i) sending written notice to: Harris Interactive Inc., Attention: Corporate Secretary, 60 Corporate Woods, Rochester, New York 14623, (ii) sending written notice to Broadridge Financial Solutions, Householding Department, 51 Mercedes Way, Edgewood, New York 11717, or (iii) calling (800) 542-1061. Stockholders sharing an address can request delivery of a single copy of the annual report, proxy statement, notice of annual or special meeting, and/or notice of Internet availability of proxy materials if they are receiving multiple copies by notice to the same address or calling the same telephone number.

Solicitation of Proxies

We will bear all costs of this proxy solicitation. In addition to soliciting stockholders by mail, we will request banks and brokers, other custodians, nominees, and fiduciaries to solicit their customers who have shares of Harris Interactive common stock registered in their names and will reimburse them for their reasonable, out-of-pocket costs. We may use the services of our officers, directors, and regular employees to solicit proxies, personally or by telephone, facsimile or electronic mail, without additional compensation.

STOCK OWNERSHIP AND REPORTING

Certain Beneficial Owners

The following table sets forth information regarding the beneficial ownership of Harris Interactive common stock as of September 30, 2013 by each person who, or entity that, is known by the Company to own beneficially more than 5% of the outstanding shares of Harris Interactive common stock. This table is based on information provided to us or filed with the Securities and Exchange Commission (“SEC”) by our principal stockholders.

Name and Address	Amount and Nature of Beneficial Ownership	Percent of Common Stock Beneficially Owned(1)
Vincent Bolloré	8,036,025	13.8%
Through Financière de Sainte-Marine 31/32 quai de Dion Bouton 92800 Puteaux, France
Steven L. Fingerhood(2)	5,538,474	9.5%

Technology Opportunity Partners, L.P.

ZF Special Opportunities Fund, L.L.C.

Technology Opportunity Ventures L.L.C.

SLF Partners, LLC, SLF Industry, L.P.

SLF Management, LLC

One Ferry Building, Suite 255

San Francisco, CA 94111

Mill Road Capital, L.P.	4,265,493	7.3%
Thomas E. Lynch Charles M.B. Goldman Scott P. Scharfman Mill Road Capital GP LLC Two Sound View Drive, Suite 300 Greenwich, CT 06830
Osmium Partners, LLC	3,315,376	5.7%
388 Market Street, Suite 920 San Francisco, CA 94111
Dimensional Fund Advisors LP	3,029,377	5.2%
Palisades West, Building One, 6300 Bee Cave Road Austin, TX 78746
Royce & Associates, LLC	2,953,490	5.1%
745 Fifth Avenue New York, NY 10151

(1)

The percentage of shares beneficially owned is based on 58,300,145 shares of Harris Interactive common stock outstanding as of September 30, 2013. Beneficial ownership is determined in accordance with rules of the SEC and generally includes voting or investment power with respect to securities.

(2)	See footnote 5 to the table below under “Stock Ownership and Reporting — Directors and Executive Officers”.

Directors and Executive Officers

The following table sets forth information regarding the beneficial ownership of Harris Interactive common stock as of September 30, 2013 by (i) each director and director-nominee, (ii) the Chief Executive Officer, Chief Financial Officer, and each other executive officer named in the “Summary Compensation Table” below, and (iii) all directors and executive officers as a group. All shares are subject to the named person’s sole voting and investment power except where otherwise indicated. This table is based on information provided to us or filed with the SEC by our directors, director-nominees, and executive officers.

Name of Beneficial Owner	Number of Common Shares	Common Shares Issuable Upon Exercise of Options(1)	Total Common Shares Beneficially Owned(1)(2)	Percent of Common Stock Beneficially Owned(1)(3)
Mr. Al Angrisani(4)	1,110,000	1,018,450	2,128,450	3.7%
Mr. Eric W. Narowski	241,469	189,042	430,511	*
Mr. Marc H. Levin	162,500	272,292	434,792	*
Mr. Michael de Vere	150,000	296,980	446,980	*
Mr. Todd Myers	176,122	114,250	290,372	*
Mr. David Brodsky(4)	356,250	30,000	386,250	*
Mr. Steven L. Fingerhood(4)(5)	5,538,474	—	5,538,474	9.5%
Mr. Howard L. Shecter(4)	417,855	40,000	457,855	*
Mr. Antoine G. Treuille(4)	188,505	30,000	218,505	*
All directors and current executive officers as a group (10 persons)	8,341,175	1,991,014	10,332,189	17.7%

*	Less than 1%

(1)

Reflects common stock that may be purchased upon the exercise of stock options that were exercisable as of September 30, 2013 or that will become exercisable on or before November 26, 2013. Such shares are deemed to be outstanding and beneficially owned only for the purpose of computing the percentage ownership of the specific individual and not for the purpose of computing the percentage ownership of any other person.

(2)	No shares held by any of the persons shown are pledged as security.

(3)

The percentage of shares outstanding is based on 58,300,145 shares of Harris Interactive common stock outstanding as of September 30, 2013, except as noted in footnote (1) above. Beneficial ownership is determined in accordance with rules of the SEC and generally includes voting or investment power with respect to securities.

(4)	Director.

(5)

Mr. Fingerhood has indirect beneficial ownership of 5,418,853 shares of the reported common stock by virtue of his position as the managing member of the general partner of certain private investment vehicles and, as such, the common stock may be deemed to be beneficially owned by Mr. Fingerhood. Mr. Fingerhood disclaims beneficial ownership of the common stock except to the extent of his pecuniary interest therein. Mr. Fingerhood has direct beneficial ownership of the balance of the reported common stock. Mr. Fingerhood has sole voting power and sole investment power over all of the reported common stock.

Equity Compensation Plan Table

The following table provides information as of June 30, 2013 with respect to shares of common stock that may be issued under the terms of the Company’s equity compensation plans, including the Company’s 1999 and 2007 Long-Term Incentive Plans (together, the “Incentive Plan”) and the Company’s 2007 Employee Stock Purchase Plan, as amended (the “ESPP”):

	Equity Compensation Plan Information Fiscal Year Ended June 30, 2013
Plan Category	Number of Shares to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Shares Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
	(a)	(b)	(c)(1)
Equity compensation plans approved by stockholders(2)	4,749,746	$1.37	1,392,353
Equity compensation plans not approved by stockholders(3)	150,000	$7.36	0

Total	4,899,746	$1.55	1,392,353

(1)	Not only options but also awards of stock and units for stock may be granted under the Incentive Plan, and any or all of the shares available under the Incentive Plan may be used for that purpose.

(2)

The options were issued at fair market value on the date of issuance. In general, with respect to employee time-based stock options, 25% of each respective grant vests one year after the date of issuance and 1/36th of the remainder of each grant vests each month thereafter. In general, with respect to director stock options, 1/36th of each respective grant made after July 1, 2005 vests each month after the date of issuance, and 25% of each respective grant made on or prior to July 1, 2005 vested one year after the date of issuance and 1/36th of the remainder of each grant vested each month thereafter. Also included are options granted to Messrs. Angrisani, Narowski, Levin, de Vere and Myers that are subject to performance-based vesting requirements, as more fully described below under “Compensation of Directors and Executive Officers — Outstanding Equity Awards at 2013 Fiscal Year End”. All vesting of options ceases upon termination of an individual’s employment or service as a director, except, in limited cases, as more fully described below under “Compensation of Directors and Executive Officers — Outstanding Equity Awards at 2013 Fiscal Year End”. Further, options may vest under varying circumstances upon a change in control of the Company during the term of the holder’s employment or service as a director, as more particularly described below under “Compensation Discussion and Analysis — Implementing the Compensation Committee’s Objectives — Equity Incentive Compensation — Aligning Compensation with Stockholder Value” and “Compensation of Directors and Executive Officers — Outstanding Equity Awards at 2013 Fiscal Year End”. Generally, the options are not transferable.

(3)

Represents 150,000 options issued in fiscal 2004 and 2005 to certain employees hired in connection with the acquisition of Novatris, S.A. The options granted to former employees of Novatris, S.A. during fiscal 2004 have an exercise price of $8.55. The options granted to former employees of Novatris, S.A. during fiscal 2005 have an exercise price of $4.98. The options granted in fiscal 2004 and 2005 were for a ten year term; provided, however, they must be exercised on or before the date of termination of employment of the respective holders. The options fully vest upon the holder’s death or disability. The shares issuable upon exercise of these options were registered by the Company on Form S-8 filed with the SEC on March 8, 2004.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Securities Exchange Act”), and related SEC regulations, require the Company’s directors and executive officers, and persons who own more than 10% of a registered class of the Company’s equity securities, to file reports of ownership and changes in ownership of those securities with the SEC, and to furnish the Company with copies of all Section 16(a) reports they file.

Based solely on our review of the copies of these reports received by us and representations from certain reporting persons that they have complied with the relevant filing requirements, we believe that all such filing requirements were complied with during the fiscal year ended June 30, 2013.

CORPORATE GOVERNANCE

Directors and Committee Membership

The current members of the Board and each of its standing Committees are set forth in the following table. The standing Committees of the Board include an Audit Committee, a Compensation Committee, and a Nominating and Governance Committee.

Director	Audit Committee(1)	Compensation Committee	Nominating and Governance Committee	Independent(2)
Al Angrisani(3)
David Brodsky	M	C	M	X
Steven L. Fingerhood(4)	M	M	M	X
Howard L. Shecter(5)	M	M	C	X
Antoine G. Treuille	C	M	M	X
Number of meetings held	7	6	7	5

“C”	Signifies Committee Chairman

“M”	Signifies Committee member

“X”	Signifies an independent director as described in “Director Independence” below

(1)	The Board has determined that each of the members of the Audit Committee is an “audit committee financial expert” as defined in Item 407(d)(5) of Regulation S-K promulgated by the SEC

(2)	See “Director Independence” below for applicable definitions

(3)	Vice Chairman

(4)	Lead Director

(5)	Board Chairman

Director Independence

The Board has adopted Corporate Governance Guidelines (the “Governance Guidelines”), which are posted at the “Investor Relations” — “Corporate Governance” — “Corporate Governance Guidelines” section of the Company’s website located at www.harrisinteractive.com. The Governance Guidelines require that independent directors constitute a substantial majority of the Board, and that all members of the Audit, Compensation, and Nominating and Governance Committees be independent. The Governance Guidelines provide that a director is independent when the director is free from any relationship that would interfere with his or her exercise of independent business judgment, and who is “independent” under the standards for independence of the Nasdaq Stock Exchange and applicable law.

The Nominating and Governance Committee, based upon its review of responses to questionnaires inquiring about transactions, relationships and arrangements of directors and family members with the Company, recommended to the Board, and the Board determined, that all of the directors currently serving are independent under the Governance Guidelines and as defined under Nasdaq Rule 5605(a)(2). Directors found to be independent are designated as such in the “Directors and Committee Membership” table above.

All members of the Audit, Compensation, and Nominating and Governance Committees are among the directors found by the Board to be independent. In addition, the requirements for independence contained in Nasdaq Rule 5605(c)(2) require that members of the Audit Committee meet the criteria for independence set forth in Rule 10A-3(b)(1) promulgated by the SEC. The Board has determined that all members of the Audit Committee meet these criteria. The Board also has found that all members of the Compensation Committee fall within the “outside director” standard for purposes of Rule 162(m) of the Internal Revenue Code of 1986, as amended (the “IRC”).

The nominees for election at the 2013 Annual Meeting are independent.

Board and Committee Meetings

The Board held a total of ten meetings during the fiscal year ended June 30, 2013, and took two actions by written consent. The independent directors, identified above, met separately in executive session in accordance with Nasdaq Rule 5605(b)(2) five times during fiscal 2013. The number of meetings held by each Committee is identified in the “Directors and Committee Membership” table above. During the fiscal year ended June 30, 2013 all directors attended at least 75% of the aggregate of: (i) the total number of meetings of the Board (held during the periods for which they respectively served as a director) and (ii) the total number of meetings held by all Committees of the Board on which they served (held during the periods that they respectively served).

Director Attendance at Annual Meetings

The Board has adopted a policy requiring that directors attend each annual meeting of stockholders absent compelling circumstances preventing such attendance. Given the date of the 2012 Annual Meeting of Stockholders of the Company coincided with Hurricane Sandy, only Al Angrisani and Steven L. Fingerhood were able to attend the meeting.

Committees of the Board

Audit Committee

Membership

The current members of the Audit Committee are identified in the “Directors and Committee Membership” table above. The Board has determined that each member of the Audit Committee is an “audit committee financial expert” as defined in Item 407(d)(5) of Regulation S-K promulgated by the SEC.

Scope and Authority

The Audit Committee of the Board (a) monitors the integrity of the accounting policies, financial reporting, and disclosure practices of the Company, (b) reviews the results of the Company’s quarterly and annual financial statements and annual audit and recommends to the Board approval of their inclusion in the Company’s quarterly and annual reports, (c) appoints and monitors the independence and performance of the Company’s independent registered public accounting firm, (d) approves the compensation of the independent registered public accounting firm and approves in advance all permitted non-audit services to be provided by the Company’s independent registered public accounting firm, (e) meets with the Company’s independent registered public accounting firm to review the Company’s critical accounting policies, internal controls, and financial management practices, (f) monitors the processes established and maintained by management in order for management to assure that an adequate system of internal accounting and financial control is functioning within the Company, (g) monitors the processes established and maintained by management in order for management to assure corporate compliance with legal and regulatory requirements, and (h) monitors the processes established and maintained by management for measuring, managing, and monitoring areas of enterprise risk designated by the Board. This Committee also receives, reviews, and takes action with respect to any complaints received by the Company regarding accounting, internal accounting controls, and auditing matters.

Audit Committee Charter

The Audit Committee operates under a written charter adopted by the Board. A copy of the Company’s Audit Committee Charter is available at the “Investor Relations” — “Corporate Governance” — “Audit Committee Charter” section of the Company’s website located at www.harrisinteractive.com. In April 2013, the Audit Committee conducted a review of its compliance with the Audit Committee Charter and determined that it has operated in compliance with the Charter’s provisions.

Audit Committee’s Role in Connection with the Financial Statements and Controls of the Company

Management of the Company has primary responsibility for the Company’s financial statements and internal control over financial reporting. The Company’s independent registered public accounting firm has responsibility for the audit of the Company’s financial statements. The responsibility of the Audit Committee is to oversee financial and control matters, among its other duties as specified in the Audit Committee Charter. The Audit Committee is responsible for retention and approval of compensation of the independent registered public accounting firm, and pre-approval of the permitted non-audit services to be provided by such firm. The Audit Committee meets regularly with the independent registered public accounting firm, without the presence of management, to ensure candid and constructive discussions about the Company’s compliance with accounting standards and best practices among public companies comparable in size and scope to Harris Interactive. The Audit Committee also reviews with management and the independent registered public accounting firm material developments in accounting that may be pertinent to the Company’s financial reporting practices.

Conduct of Audit Committee Meetings

The Audit Committee met with representatives of PricewaterhouseCoopers, LLP (“PwC”), the Company’s independent registered public accounting firm, at each of its quarterly meetings during the fiscal year ended June 30, 2013. The Audit Committee’s agenda for each meeting was established by its chairperson and the Company’s Chief Financial Officer. The meetings were designed to facilitate and encourage communication among members of the Audit Committee and management.

At these meetings, the Audit Committee reviewed and discussed various financial and regulatory issues, and received a summary of any complaints received through the Company’s anonymous complaint procedure with respect to internal accounting controls or auditing matters. The Audit Committee, from time to time, also reviewed and discussed reports regarding internal audit matters, reviewed policies and procedures, including among others the Company’s Internal Disclosure Controls Procedures and the Policy and Procedures with Respect to Related Party Transactions, and held separate executive sessions with representatives of PwC, and the Company’s Chief Executive Officer, Chief Financial Officer, and General Counsel. Executive sessions included candid discussions of financial management, accounting, internal controls, and legal and compliance issues. Additionally, the Audit Committee’s chairperson periodically held separate discussions with representatives of PwC, and the Company’s Chief Executive Officer, Chief Financial Officer, and General Counsel.

Committee Review of Periodic Reports

The Audit Committee reviewed each of the Company’s quarterly and annual reports, including the Management’s Discussion and Analysis of Financial Condition and Results of Operations contained therein, at each of its quarterly meetings during the fiscal year ended June 30, 2013. As part of this review, the Audit Committee discussed the reports with the Company’s management and considered the required communications prepared by the independent registered public accounting firm about the Company’s quarterly and annual reports. The Audit Committee also considered related matters such as the quality and appropriateness, not just the acceptability, of the Company’s accounting principles, alternative methods of accounting under U.S. generally accepted accounting principles (“GAAP”), and the preferences of the independent registered public accounting firm in this regard, the Company’s critical accounting policies, and the clarity and completeness of the Company’s financial and other disclosures.

Audit Committee’s Role in Connection with the Company’s Report on Internal Controls

The Audit Committee reviewed management’s report on internal control over financial reporting required under Section 404 of the Sarbanes-Oxley Act of 2002 and related rules. As part of this review, the Audit Committee reviewed the basis for management’s conclusions in that report. Throughout fiscal 2013, the Audit Committee reviewed the results of management’s plan for documenting and testing controls, any deficiencies discovered, and the resulting remediation of any such deficiencies.

Review and Discussions with Independent Registered Public Accounting Firm

In its meetings with representatives of PwC, the Audit Committee asked the independent registered public accounting firm to address and discuss their responses to several questions that the Audit Committee believed were particularly relevant to its oversight. These questions included:

•

Are there any significant judgments made by management in preparing the financial statements that would have been made differently had PwC itself prepared and been responsible for the financial statements?

•

Based on PwC’s experience and its knowledge of the Company, do the Company’s financial statements fairly present to investors, with clarity and completeness, the Company’s financial position and performance for the reporting period in accordance with GAAP and SEC disclosure requirements?

•	Based on PwC’s experience and its knowledge of the Company, has the Company implemented internal controls over financial reporting that are appropriate for the Company?

•

During the course of the fiscal year, has PwC received any communication or discovered any information indicating any improprieties with respect to the Company’s accounting and reporting procedures or reports?

The Audit Committee also has discussed with PwC that PwC is retained by the Audit Committee and therefore, must raise any concerns about the Company’s financial reporting and procedures directly with the Audit Committee. Based on these discussions, its discussions with management, and its review of applicable periodic reports and financial statements, the Audit Committee believes it has a reasonable basis for its oversight judgments and for recommending that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2013.

Compensation Committee

Membership

The current members of the Compensation Committee are identified in the “Directors and Committee Membership” table above.

Scope and Authority

The Compensation Committee (a) reviews and recommends compensation and benefits of the Chief Executive Officer for approval by the independent directors of the Company, (b) reviews and approves compensation and benefits for all other executive officers of the Company, and

(c) establishes and reviews general policies relating to compensation and benefits for the Company’s employees. The Compensation Committee also recommends, for approval by the Board, compensation of non-employee directors. The Compensation Committee reviews and approves the incentive cash bonus plans of the Company and grants under the Incentive Plan.

Charter

The Compensation Committee has adopted a written charter, a copy of which is posted at the “Investor Relations” — “Corporate Governance” — “Compensation Committee Charter” section of the Company’s website located at www.harrisinteractive.com.

Compensation Committee Interlocks and Insider Participation

None of the current members of the Compensation Committee (identified in the “Directors and Committee Membership” table above) is or has been an officer or employee of Harris Interactive or any of its subsidiaries. No interlocking relationship, as described in SEC Regulation S-K Item 407(e)(4), existed during the last completed fiscal year between the Board or Compensation Committee and the board of directors or compensation committee of any other company.

Procedures for Determination of Compensation

The Compensation Committee oversees the design, development and implementation of the compensation for the Company’s non-employee directors, Chief Executive Officer, and other executive officers.

For directors, the Compensation Committee reviews information from various sources, including, among others, the annual director compensation survey published by the National Association of Corporate Directors, the Company’s financial performance, and the scope of activity of the Board and its respective Committees and, based upon that review, the Compensation Committee recommends cash and/or equity compensation for directors to the full Board for final approval.

The process used for determination of compensation for the Company’s executive officers, including the Chief Executive Officer, is described below under “Compensation Discussion and Analysis — Role of Compensation Committee and Chief Executive Officer; Procedures for Determination of Compensation”.

Role of Compensation Consultants

The role of consultants in the determination of compensation is discussed below under “Compensation Discussion and Analysis — Role of Compensation Consultants”.

Nominating and Governance Committee

Membership

The current members of the Nominating and Governance Committee are identified in the “Directors and Committee Membership” table above.

Scope and Authority

The Nominating and Governance Committee (a) makes recommendations to the Board regarding the overall structure, size and composition of the Board, (b) selects director nominees for approval at the annual meeting of the Company’s stockholders, (c) makes recommendations to the Board regarding Committees of the Board and membership on those Committees, (d) oversees matters related to succession planning for the office of the Chief Executive Officer, and (e) oversees matters related to the governance of the Company.

Charter

The Nominating and Governance Committee has adopted a written charter, a copy of which is posted at the “Investor Relations” — “Corporate Governance” — “Nominating and Governance Committee Charter” section of the Company’s website located at www.harrisinteractive.com.

Director Nomination Process

The Nominating and Governance Committee believes that any nominee recommended by the Committee for a position on the Board must have personal character and integrity, must have sound judgment, must be willing to commit the time required for Board service, must have a commitment to representing the interests of all of the Company’s stockholders, must have experience relevant to the Company in one or more fields, and must have knowledge of corporate governance issues and practices. In considering candidates for the Board, the Nominating and Governance Committee requires that independent directors, as defined under Nasdaq Rule 5605(a)(2), comprise a substantial majority of the Board. The Committee also requires that at least three of such independent directors must qualify as independent under SEC Rule 10A-3(b)(1) and also satisfy the financial literacy requirements for Audit Committee membership, and that at least one such member of the Audit Committee be a “financial expert” as defined in Item 407(d)(5) of Regulation S-K promulgated by the SEC.

The Nominating and Governance Committee further believes that one or more, but not necessarily all, of the members of the Board should have:

•	experience with compensation, executive development, and executive recruitment matters;

•	market research industry expertise;

•	experience with mergers and acquisitions;

•	experience with strategic and operations planning;

•	experience with public company operations;

•	experience as a senior executive;

•	expertise related to global markets;

•	knowledge of crisis management; and

•	experience with investor and media relations.

Consistent with these criteria for potential director candidates, the Board values diversity of talents, skills, abilities and experiences, and believes that the diversity that exists on the Board provides significant benefits to the Company. Although there is no specific diversity policy, the Nominating and Governance Committee also may consider the diversity of its members and potential candidates in selecting new directors.

Procedures used by the Nominating and Governance Committee in identifying and evaluating candidates for election to the Board are posted at the “Investor Relations” — “Corporate Governance” — “Nominating and Governance Committee Nominating Procedures” section of the Company’s website located at www.harrisinteractive.com. The Committee believes that the continuing service of qualified incumbents promotes stability and continuity in the boardroom, contributing to the Board’s ability to work as a collective body, while giving the Company the benefit of the familiarity and insight into the Company’s affairs that its directors have accumulated during their tenure. Accordingly, the process of the Committee for identifying nominees reflects the Committee’s practice of re-nominating incumbent directors who continue to satisfy the Committee’s criteria for membership on the Board, who the Committee believes continue to make important contributions to the Board, and who consent to continue their service on the Board. Consistent with this policy, in considering candidates for election at annual meetings of stockholders, the Committee will first determine the incumbent directors whose terms expire at the upcoming meeting and who wish to continue their service on the Board. The Committee will evaluate the qualifications and performance of the incumbent directors who desire to continue their service. In particular, as to each such incumbent director, the Committee will:

•

consider whether the director continues to satisfy the qualifications for director candidates adopted by the Committee from time to time, including, among others, compliance with the Company’s Code of Ethics and the Company’s policies related to trading in the Company’s securities, director ownership of Company stock, and majority vote for directors;

•	assess the performance of the director including, among others, attendance at Board and Committee meetings, and attendance at the annual meeting of stockholders during the preceding term; and

•	determine whether any special, countervailing considerations exist against re-nomination of the director.

The Committee will, absent special circumstances, propose the incumbent director for re-election if the incumbent consents to re-nomination and the Committee determines that the incumbent continues to be qualified, has satisfactorily performed his or her duties as director during the preceding term, and there exist no reasons, including considerations relating to the composition and functional needs of the Board as a whole, why in the Committee’s view the incumbent should not be re-nominated.

The Committee will identify and evaluate new candidates for election to the Board where there is no qualified and available incumbent, including for the purpose of filling vacancies arising by reason of the resignation, retirement, removal, death, or disability of an incumbent director, or if the directors decide to expand the size of the Board. The Committee will solicit recommendations for nominees from persons whom the Committee believes are likely to be familiar with qualified candidates. These persons may include members of the Board and management of the Company. The Committee also may determine to engage a professional search firm to assist in identifying qualified candidates. As to each recommended candidate that the Committee believes merits consideration, the Committee will:

•

cause to be assembled information concerning the background and qualifications of the candidate, including information concerning the candidate required to be disclosed in the Company’s proxy statement under the rules of the SEC and any relationship between the candidate and the person or persons recommending the candidate;

•

determine if the candidate satisfies the qualifications required by the Committee of candidates for election as director, including, among others, the candidate’s agreement to comply with the Company’s Code of Ethics and the Company’s policies related to trading in the Company’s securities, director ownership of Company stock, and majority vote for directors;

•	determine if the candidate possesses any of the specific qualities or skills that under the Committee’s policies must be possessed by one or more members of the Board;

•	consider the contribution that the candidate can be expected to make to the overall functioning of the Board; and

•	consider the extent to which the membership of the candidate on the Board will promote diversity among the directors.

The Committee may, in its discretion, solicit the views of the Chief Executive Officer, other members of the Company’s senior management, and other members of the Board regarding the qualifications and suitability of candidates to be nominated as directors. In addition, in its discretion, the Committee may designate one or more of its members to interview any proposed candidate. Based on all available information and relevant considerations, the Committee will select a candidate who, in the view of the Committee, is most suited for membership on the Board.

In making its selection, the Committee will evaluate candidates proposed by stockholders under criteria similar to the evaluation of other candidates, including among others the candidate’s agreement to comply with the Company’s Code of Ethics and the Company’s policies related to trading in the Company’s securities, director ownership of Company stock, and majority vote for directors. The Committee may consider, as one of the factors in its evaluation of stockholder recommended nominees, the size and duration of the interest of the recommending stockholder or stockholder group in the equity of the Company. The Committee also may consider the extent to which the recommending stockholder intends to continue holding its equity interest in the Company, including, in the case of nominees recommended for election at an annual meeting of stockholders, whether the recommending stockholder intends to continue holding its equity interest at least through the time of such annual meeting.

The Company did not pay any fee to a third party to identify, evaluate, or assist with the identification or evaluation of director nominees during fiscal 2013.

Nominees for Election at the 2013 Annual Meeting

The Nominating and Governance Committee has nominated and recommended Howard L. Shecter and Antoine G. Treuille for election to the Board by the stockholders at the 2013 Annual Meeting.

Candidates Recommended by Stockholders

Stockholders may recommend qualified director candidates for consideration by the Nominating and Governance Committee using procedures posted at the “Investor Relations” — “Corporate Governance” — “Submissions by Security Holders of Nominations for the Board of Directors” section of the Company’s website located at www.harrisinteractive.com. The procedures generally require that the recommendation be submitted in writing by mail, courier, or personal delivery, addressed to: Chairman of the Nominating and Governance Committee of the Board of Directors, c/o Harris Interactive Inc., Corporate Secretary, 60 Corporate Woods, Rochester, New York 14623. The envelope should indicate that it contains a stockholder recommendation for director nomination. Submissions should be as required by the procedures and in general must include:

•

the stockholder’s name, address, telephone number, number of shares owned, length of period held, proof of ownership, and statement as to whether the stockholder has a good faith intention to continue to hold the reported shares through the next annual meeting of stockholders;

•	name, age, and address of the candidate;

•

a detailed resume describing, among other things, the candidate’s educational background, occupation, five years business experience, and material outside commitments (e.g., memberships on other boards and committees, charitable foundations, etc.);

•

a description of all arrangements or understandings between the stockholder and the nominee and any other person or persons (naming them) pursuant to which the nomination is being made by the stockholder;

•	information regarding the nominee’s ownership of securities of the Company, certain types of legal proceedings, and business relationships and transactions between the nominee and the Company;

•	all other information regarding the candidate that would be required to be included in a proxy statement filed pursuant to the then-current proxy rules of the SEC; and

•

the candidate’s written consent: (i) to being named in the proxy statement as a nominee and to serving as a director if elected, and (ii) to comply with all policies applicable to directors of the Company including, among others, the Company’s Code of Ethics and the Company’s policies related to trading in the Company’s securities, director ownership of Company stock, and majority vote for directors.

Nominating recommendations for an annual meeting of stockholders must be received by the Company at least 90 calendar days prior to the first anniversary of the date of the proxy statement for the prior annual meeting of stockholders. The Nominating and Governance Committee will review and evaluate each candidate whom it believes merits serious consideration using the Nominating and Governance Committee Nominating Procedures described above.

In addition to recommending candidates to the Nominating and Governance Committee, a stockholder may directly nominate a director by giving written notice in proper written form to the Corporate Secretary pursuant to the Bylaws of the Company, which are posted at the “Investor Relations” — “Corporate Governance” — “Bylaws” section of the Company’s website located at www.harrisinteractive.com. To be timely, a stockholder’s notice to the Corporate Secretary must be delivered to or mailed and received at the principal executive offices of the Company not less than 90 calendar days nor more than 120 calendar days before the first anniversary of the date of the proxy statement for the prior annual meeting of stockholders. To be in proper written form, a stockholder’s notice to the Corporate Secretary must set forth as to each person whom the stockholder proposes to nominate for election as a director:

•	the name, age, business address, and residence address of the person;

•	the principal occupation or employment of the person;

•	the class or series and number of shares of stock of the Company that are owned beneficially or of record by the person; and

•

any other information relating to the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Securities Exchange Act, and the rules and regulations promulgated thereunder.

In addition, the notice must set forth as to the stockholder giving the notice:

•	the name and record address of such stockholder;

•	the class or series and number of shares of stock of the Company which are owned beneficially or of record by such stockholder;

•

a description of all arrangements or understandings between such stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such stockholder;

•	a representation that such stockholder intends to appear in person or by proxy at the meeting to nominate the persons named in its notice; and

•

any other information relating to such stockholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Securities Exchange Act and the rules and regulations promulgated thereunder.

Such notice must be accompanied by a written consent of each proposed nominee to being named as a nominee and to serve as a director if elected.

Stockholder Communications with the Board

The Company’s policy is to facilitate communications between stockholders and other interested parties and the Board. Stockholders wishing to communicate with the Board should follow the detailed procedures posted at the “Investor Relations” — “Corporate Governance” — “Procedure for Stockholder Communications with the Board of Directors” section of the Company’s website located at www.harrisinteractive.com. The procedures, as detailed on the website, provide for communications to be in writing and mailed to the Board of Directors, Harris Interactive Inc., c/o Corporate Secretary, 60

Corporate Woods, Rochester, New York 14623. The Board has adopted a separate procedure for communications regarding accounting, auditing, and financial reporting matters, which may be found at the “Investor Relations” — “Corporate Governance” — “Complaint Procedure for Accounting, Auditing, and Financial Reporting Matters” section of the Company’s website located at www.harrisinteractive.com.

Board Leadership Structure

Our Board leadership structure is currently comprised of (i) a Chairman of the Board, (ii) a Vice Chairman and Chief Executive Officer, (iii) a Lead Director, and (iv) a Chairman for each of our three standing Board committees: the Nominating and Corporate Governance Committee, the Audit Committee and the Compensation Committee.

The Board believes that the segregation of the roles of Chairman of the Board and Chief Executive Officer ensures better overall governance of the Company and provides meaningful checks and balances regarding its overall performance. This structure allows our Chief Executive Officer to focus on developing and implementing the Company’s business plans and supervising the Company’s day-to-day business operations, and allows our Chairman to lead the Board in its oversight and advisory roles. Because of the many responsibilities of the Board and the significant time and effort required by each of the Chairman and the Chief Executive Officer to perform their respective duties, the Company believes that having separate persons in these roles enhances the ability of each to discharge those duties effectively and, as a corollary, enhances the Company’s prospects for success. The Board also believes that having separate positions provides a clear delineation of responsibilities for each position and fosters greater accountability of management. For the foregoing reasons, the Board has determined that its leadership structure is appropriate and in the best interests of the Company’s stockholders.

Board’s Role in Risk Oversight

The full Board oversees an enterprise-wide approach to risk management, designed to support the achievement of the Company’s strategic plans and objectives, improve long-term organizational performance, and enhance stockholder value. It is management’s responsibility to manage risks and bring to the Board’s attention material risks facing the Company.

The Board has overall responsibility for the oversight of the Company’s risk management process. The Board’s oversight responsibility includes monitoring the steps management is taking to manage material risks, and assessing management’s appetite for risk in the context of the Company’s operations and strategy. The Board carries out its oversight responsibility directly and through the delegation to its Committees of responsibilities related to the oversight of certain risks, as follows:

•

The Audit Committee, as part of its internal audit and independent auditor oversight, is responsible for reviewing the Company’s risk assessment and risk management and discusses risks as they relate to its review of the Company’s financial statements, the evaluation of the effectiveness of internal control over financial reporting, compliance with legal and regulatory requirements, and the performance of the internal audit function, among other responsibilities set forth in the Audit Committee Charter.

•

The Compensation Committee monitors risks associated with the design and administration of the Company’s compensation programs, including its performance-based compensation programs, to promote an environment which does not encourage unnecessary and excessive risk-taking by the Company’s employees. The Committee also reviews risks related to management resources, including the depth of the Company’s senior management.

•

The Nominating and Governance Committee oversees risk as it relates to the Company’s corporate governance structure and processes, the identification and recommendation of individuals qualified to become directors, and succession planning.

On a periodic basis, the Board and its Committees receive information and reports from management on material risks that the Company faces and how the Company is seeking to control the risks if and when appropriate, and each Committee makes periodic reports regarding risk oversight in its area of responsibility to the full Board.

Governance Guidelines

In September 2006, the Board adopted the Governance Guidelines, and reviews and makes appropriate adjustments, if any, to the Governance Guidelines on an annual basis. The Governance Guidelines generally describe the respective roles and responsibilities of the Board and management, and the expectations of individual directors. The Governance Guidelines, among other matters:

•	require a substantial majority of the Board to be independent;

•	continue the Company’s current practice of having both a Chairman of the Board and a Lead Director, both of whom are independent;

•	require a member of management to resign from the Board upon termination of employment unless otherwise determined by the Nominating and Governance Committee;

•

require a non-employee director whose employment status, position, or business or professional association changes to notify the Nominating and Governance Committee, which will consider that factor at the time it considers whether to re-nominate the director;

•

establish a general policy that directors should limit their service on boards of publicly traded companies to no more than five (including the Company’s Board), and should limit their service on audit committees of such companies to no more than three (including the Company’s Audit Committee), and requires the Nominating and Governance Committee to take any exceptions into account at the time it considers whether to re-nominate the director;

•	create an expectation that each director will attend at least one director education program each year;

•	establish guidelines for Board operations;

•	require that a meaningful portion of non-employee director compensation will be provided in, or based upon, the Company’s stock in order to align interests of directors with those of the stockholders;

•

require directors to hold at least 25,000 shares of the Company’s common stock, of which at least 10,000 should be purchased either directly or through exercise of options, subject to a phase-in process; and

•	require directors to attend each annual meeting of stockholders in person absent compelling circumstances preventing such attendance.

In addition, the Governance Guidelines establish a majority vote standard for directors, as described below.

Majority Vote Policy

The Board has adopted the following policy providing for resignation of a director upon receipt of a greater number of “Withhold” votes than “For” votes in an election of directors.

In an uncontested election of directors (i.e., an election where the only nominees are those recommended by the Board), any nominee for director who receives a greater number of votes “withheld” from his or her election than votes “for” his or her election will promptly tender his or her resignation to the Chairman of the Board following certification of the stockholder vote.

The Nominating and Governance Committee of the Board will promptly consider the resignation submitted by a director receiving a greater number of votes “withheld” than votes “for” his or her election, and will recommend to the Board whether to accept or reject the tendered resignation. In making its recommendation, the Nominating and Governance Committee may consider any factors or other information that it considers appropriate and relevant, including, without limitation, any known stated reasons why stockholders “withheld” votes for election from such director, the length of service and qualifications of the director, the director’s contributions to the Company, and this policy. The Board will act to accept or reject the tendered resignation, taking into account the Nominating and Governance Committee’s recommendation and any other information and factors it deems relevant, within 90 days after the date of certification of the election results. Promptly after making its decision, the Board will publicly disclose, by a filing with the SEC, its decision regarding the tendered resignation and the rationale behind it.

Any director who tenders his or her resignation pursuant to this provision will not participate in the Nominating and Governance Committee recommendation or Board consideration as to whether or not to accept the tendered resignation.

If one or more director resignations are accepted by the Board, the Nominating and Governance Committee will recommend to the Board whether to fill such vacancy or vacancies pursuant to the provisions of Article III, Section 5 of the Bylaws of the Company, or to reduce the size of the Board pursuant to the provisions of Article III, Section 1 of the Bylaws of the Company. If the Board determines to fill such vacancy or vacancies, the Nominating and Governance Committee will nominate a person or persons to fill such vacancy or vacancies for consideration by the Board.

If a director’s resignation is not accepted by the Board, such director will continue to serve until the expiration of his or her term, or his or her earlier resignation or removal.

AUDIT COMMITTEE REPORT

The information contained in this Audit Committee Report shall not be deemed to be “soliciting material” or to be “filed” with the SEC or subject to Regulation 14A or 14C promulgated by the SEC or the liabilities of Section 18 of the Securities Exchange Act, except to the extent that the Company specifically requests that the information be treated as soliciting material or specifically incorporates it by reference into a document filed under the Securities Act of 1933, as amended (the “Securities Act”), or the Securities Exchange Act. The information contained in this Audit Committee Report shall not be deemed to be incorporated by reference into any filing under the Securities Act or the Securities Exchange Act, except to the extent the Company specifically incorporates it by reference.

The Audit Committee has:

•	reviewed and discussed the Company’s audited financial statements for the fiscal year ended June 30, 2013, included in the Company’s Annual Report on Form 10-K, with the Company’s management;

•

discussed with PwC the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended and as adopted by the Public Company Accounting Oversight Board in Rule 3200T;

•

received from PwC the written disclosures and the letter required by the Public Company Accounting Oversight Board in Rule 3526, “Communication with Audit Committees Concerning Independence” regarding the independent accountant’s communications with the Audit Committee concerning independence, discussed with PwC its independence, and concluded that PwC is independent from the Company and its management; and

•

reviewed and discussed the information set forth herein under “Corporate Governance — Committees of the Board — Audit Committee” with the Company’s management, and based upon such review and discussion, recommended to the Board that such information be included in this Proxy Statement.

Based upon its review and discussion with management and PwC, the Company’s independent registered public accountants, the Audit Committee recommended to the Board that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2013 for filing with the SEC.

Submitted by the Audit Committee of the Board:

Mr. Antoine G. Treuille (Chairman)

Mr. David Brodsky

Mr. Steven L. Fingerhood

Mr.  Howard L. Shecter

COMPENSATION COMMITTEE REPORT

The information contained in this Compensation Committee Report shall not be deemed to be “soliciting material” or to be “filed” with the SEC or subject to Regulation 14A or 14C promulgated by the SEC or the liabilities of Section 18 of the Securities Exchange Act, except to the extent that the Company specifically requests that the information be treated as soliciting material or specifically incorporates it by reference into a document filed under the Securities Act or the Securities Exchange Act. The information contained in this Compensation Committee Report shall not be deemed to be incorporated by reference into any filing under the Securities Act or the Securities Exchange Act, except to the extent the Company specifically incorporates it by reference.

The Compensation Committee has reviewed and discussed the information set forth herein under “Corporate Governance — Committees of the Board — Compensation Committee” and “Compensation Discussion and Analysis” with the Company’s management, and, based upon such review and discussion, recommended to the Board that such information be included in this Proxy Statement.

Submitted by the Compensation Committee of the Board:

Mr. David Brodsky (Chairman)

Mr. Steven L. Fingerhood

Mr. Howard L. Shecter

Mr.  Antoine G. Treuille

COMPENSATION DISCUSSION AND ANALYSIS

Overview

Under the direction of the Compensation Committee, the Company has designed a compensation program for the NEOs (defined below under “Compensation of Directors and Executive Officers”) intended to balance the need to provide competitive compensation with accountability for performance. The program provides:

•	cash base compensation and contractual protections competitive within the industry, designed to enable the Company to recruit and retain highly qualified individuals;

•	cash bonus incentives that directly link pay to performance, designed to motivate executive officers to deliver superior results; and

•	long-term equity incentives designed to align the interests of executive officers with those of the Company’s stockholders in achieving long-term growth.

The Company’s compensation programs are designed to deliver competitive total compensation and provide flexibility to reward performance and to adjust for evolving business conditions. Generally,

the Compensation Committee does not react to short-term changes in business performance in determining the mix of compensation elements. The Committee does not rely on the formulaic achievement of financial goals in awarding compensation except in certain portions of the Company’s cash bonus plans, and in certain awards of performance-based equity incentives.

The Company’s compensation programs contain features to mitigate excessive risk-taking, including among others the Company’s ability to recover certain amounts received by the NEOs in the event of accounting restatements due to material non-compliance of the Company with any financial reporting requirement, as described under “Compensation Discussion and Analysis — Management of Compensation-Related Risk”.

Implementing the Compensation Committee’s Objectives

Overall Competitive Compensation Package

The Company’s compensation programs are designed to provide a competitive, guaranteed base salary, bonuses that reward both strong Company financial and individual performance, and equity incentives that are aligned with the long-term performance of the Company’s stock.

Individual factors affecting overall compensation for the NEOs include:

•	level of responsibility and experience;

•	achievement of established individual goals;

•	leadership qualities;

•	operational performance; and

•	fostering the importance of high standards of ethical and legal compliance throughout the Company.

Mix of Types of Compensation

The Compensation Committee strives to achieve an appropriate mix between types of compensation in order to meet the Company’s objectives. Any apportionment goal is not applied rigidly and does not control compensation decisions. Rather, the Compensation Committee assesses an executive officer’s total compensation opportunities and whether the Company has provided the appropriate mix of incentives to remain competitive, take into account recent results, and motivate long-term performance. The Committee therefore balances compensation elements that provide a competitive base with those that provide pay for Company financial and individual performance and those that are aligned with long-term performance of the Company’s stock. The Compensation Committee may periodically engage outside professional firms to assist in understanding compensation levels in the broader marketplace, and will periodically assess this decision based on need and the Company’s financial situation. Additionally, although the Compensation Committee may consider peer group compensation levels as a reference point, its compensation decisions are based on the totality of all relevant facts and circumstances to be competitive in the marketplace, rather than a rigid, formulaic approach. In fiscal 2013, the Compensation Committee did not engage the services of a compensation consultant or benchmark compensation elements against a peer group.

The Compensation Committee applies a mix of base salary and cash bonus compensation in determining executive officer compensatory arrangements. Additionally, the Compensation Committee seeks to align the interests of the NEOs with those of its stockholders by providing a significant portion of total compensation in the form of equity grants, generally through the Incentive Plan. The Compensation Committee also uses equity awards as incentives for the NEOs to continue employment with the Company over the longer term, and therefore such awards generally include multi-year vesting schedules. Further, the Compensation Committee grants performance-based equity awards to NEOs based upon the Committee’s belief that they provide additional linkage between executive compensation and longer term growth of the Company.

Base Salary — Remaining Competitive

Except for the Chief Executive Officer, base salary is part of each executive officer’s compensation package because the Compensation Committee believes that the Company must guarantee a fixed portion of cash compensation in order to remain competitive in recruiting and retaining executive officers.

Base salaries are established by taking into account the totality of all relevant facts and circumstances, including the level of responsibility and role of the individual NEO. Although the Compensation Committee takes account of the need to be competitive in the marketplace, the experience, talent and responsibilities of individual executive officers are the primary determinant of individual salaries. Adjustments are made on a subjective basis taking into account the executive officer’s performance. The Compensation Committee reviews base salaries annually, and in the interim if an executive officer’s position or responsibilities change, or it is otherwise necessary or appropriate. Salaries are not automatically increased on an annual basis if the Committee believes that a raise is not warranted by either individual or Company performance, or that other forms of compensation are more appropriate to further stated objectives.

In September 2012, based on the recommendation of the Chief Executive Officer, the Compensation Committee approved an increase in Mr. Myers’ base salary from $250,000 to $275,000 in order to bring his base salary in line with his level of responsibility as Chief Operating Officer, U.S. Business Groups. None of the other NEOs received a base salary increase in fiscal 2013.

In September 2013, the Compensation Committee approved potential base salary increases for Messrs. Narowski, Levin and Myers, subject to achievement of the performance metrics described under “Compensation of Directors and Executive Officers — Employment Agreements with Named Executive Officers”.

Cash Bonus Plans — Linking Compensation to Performance

The Company’s cash bonus plans are designed to directly link executive officer pay to Company, individual and, in some cases, specific business unit performance.

The Compensation Committee establishes target bonus amounts, within contractual requirements related to minimum targets for the NEOs, on a subjective basis after a review of recommendations made by management, the number of participants in the Company’s bonus plans, the aggregate of target bonuses under those plans as a percentage of overall Company expense, the relationship of potential bonus payments to the amount of earnings retained for the benefit of stockholders, the relative roles and responsibilities of the participants covered by the bonus plans, the relative ability of the participants to impact overall Company performance, and the mix of other salary and equity incentive compensation for each participant. The target bonuses established for each of the NEOs in fiscal 2013 is shown in the applicable table below.

Under the corporate bonus plan, a fixed dollar pool is established for each fiscal year, with actual payouts increasing or decreasing based upon achievement of pre-set financial metrics. Actual payouts under the corporate bonus plan in each fiscal year are determined through targeted levels of achievement of specified metrics and management objectives. The metrics are intended to be those most closely linked to Company performance objectives over which the Compensation Committee believes the plan participants have the most direct control.

The fiscal 2013 corporate bonus plan (the “2013 Bonus Plan”) was designed to establish a pool of funds (the “2013 Bonus Pool”) to be available for making bonus payments to the NEOs as well as certain other employees. The funding level of the 2013 Bonus Pool was based on the Company’s performance relative to budgeted fiscal 2013 adjusted EBITDA (EBITDA with the add-back of non-cash stock-based compensation expense and restructuring and other charges), as approved by the Board in connection with establishing the Company’s fiscal 2013 annual budget (the “2013 Financial Target”). Under the 2013 Bonus Plan, 100% of the 2013 Bonus Pool was to be funded if performance was equal to 114% of the 2013 Financial Target. No bonus was to be payable under the 2013 Bonus Plan if performance was less than 83% of the 2013 Financial Target. Between 83% and 128% performance, a sliding scale was to apply.

Under the 2013 Bonus Plan, individual performance metrics were established for each participant. Each of the NEOs had a target bonus opportunity under the 2013 Bonus Plan based upon the following metrics and percentages, subject to the discretion of the independent directors of the Board (following a recommendation by the Compensation Committee), in the case of Mr. Angrisani, and the Compensation Committee, in the case of the other NEOs, to award a bonus greater or less than a target bonus opportunity:

Name	Percentage — Metric
Al Angrisani	33.33% — 2013 Financial Target 66.67% — Payment of the Company’s scheduled quarterly principal and interest bank payments(1)
Eric W. Narowski	100% — 2013 Financial Target
Marc H. Levin	100% — 2013 Financial Target
Michael de Vere	100% — Fiscal 2013 sales, revenue and operating income targets for the Harris Poll Insights Group
Todd Myers	100% — Fiscal 2013 sales, revenue and operating income targets for the U.S. operations

(1)

This component of Mr. Angrisani’s fiscal 2013 performance bonus was structured to be paid quarterly, as described under “Compensation of Directors and Executive Officers — Employment Agreements with Named Executive Officers”.

Fiscal 2013 target bonuses under the 2013 Bonus Plan for each of the NEOs as compared to actual fiscal 2013 bonus payouts were as follows:

Name	Fiscal 2013 Target Bonus($)	Fiscal 2013 Bonus Payout($)
Al Angrisani	$600,000	$700,000	(1)
Eric W. Narowski	$125,000	$165,000	(2)
Marc H. Levin	$195,000	$195,000	(3)
Michael de Vere	$195,000	$125,000	(4)
Todd Myers	$165,000	$150,000	(4)

(1)

The independent directors of the Board, based on a recommendation by the Compensation Committee, awarded Mr. Angrisani his full target bonus because the Company achieved the financial targets applicable to his performance bonus, and a discretionary bonus in excess of his full target bonus based upon Company and individual performance exceeding expectations.

(2)

The Compensation Committee awarded Mr. Narowski his full target bonus because the Company achieved the financial target applicable to his performance bonus, and a discretionary bonus in excess of his full target bonus based upon Company and individual performance exceeding expectations.

(3)	The Compensation Committee awarded Mr. Levin his full target bonus because the Company achieved the financial target applicable to his performance bonus.

(4)

Although the individual performance metrics for the NEO were not fully achieved, the Compensation Committee awarded the NEO a discretionary bonus due to the improved financial performance of the business units(s) that the NEO managed in fiscal 2013.

The fiscal 2014 corporate bonus plan (the “2014 Bonus Plan”) has been designed to establish a pool of funds (the “2014 Bonus Pool”) to be available for making bonus payments to the NEOs as well as certain other employees. The funding level of the 2014 Bonus Pool is based on the Company’s performance relative to budgeted fiscal 2014 adjusted EBITDA (EBITDA with the add-back of non-cash stock-based compensation expense and restructuring and other charges), as approved by the Board in connection with establishing the Company’s fiscal 2014 annual budget (the “2014 Financial Target”). Under the 2014 Bonus Plan, 100% of the 2014 Bonus Pool will be funded if performance is equal to 116% of the 2014 Financial Target. No bonus will be payable under the 2014 Bonus Plan if performance is less than 95% of the 2014 Financial Target. Between 95% and 125% performance, a sliding scale applies. The Board, in its discretion, has the option of increasing the size of the 2014 Bonus Pool if the Company achieves greater than 125% of the 2014 Financial Target.

Mr. Angrisani is entitled to a performance bonus for fiscal 2014 of up to $800,000, to be earned and payable as described under “Compensation of Directors and Executive Officers — Employment Agreements with Named Executive Officers”. Messrs. Narowski, Levin, de Vere and Myers each has a target bonus of 60% of his annual base salary under the 2014 Bonus Plan, based upon achievement of the following metrics:

Name	Metric
Eric W. Narowski	2014 Financial Target
Marc H. Levin	2014 Financial Target
Michael de Vere	Fiscal 2014 revenue and operating income targets for the Harris Poll Insights Group
Todd Myers	Fiscal 2014 revenue and operating income targets for the U.S. operations

Messrs. Narowski, Levin, de Vere and Myers also will be eligible to receive retention bonuses in fiscal 2014 in the amounts of $60,000, $100,000, $100,000 and $100,000, respectively, as described under “Compensation of Directors and Executive Officers — Employment Agreements with Named Executive Officers”.

Equity Incentive Compensation — Aligning Compensation with Stockholder Value

The equity incentives provided to each individual are based upon industry competitive practices and judgments made by the Compensation Committee as to the individual’s relative position, responsibilities, and historical and expected contributions to the Company. The Committee also takes into account the individual’s existing stock ownership, previous stock-based grants, and whether previous grants have in-the-money value for retentive purposes. Primary weight is given to the individual’s relative rank and responsibilities. Initial grants designed to recruit an executive officer to join the Company have been based on negotiations with the officer, equity being forfeited by the officer from his or her former employer, and reference to the Company’s historical equity grants to existing executive officers.

Under the Incentive Plan, stock options are granted at fair market value and generally vest over a four-year period. 25% become exercisable on the one-year anniversary date of the grant, with the remainder vesting ratably over the remaining 36 months.

The Compensation Committee awards restricted stock at the market price on the date of grant.

From time to time, the Compensation Committee has made certain performance-based stock option and restricted stock awards to certain NEOs, based upon the Committee’s belief that performance-based awards provide additional linkage between executive compensation and longer term growth of the Company.

In September 2012, the Compensation Committee approved a potential grant of shares of restricted stock to Mr. Myers upon achievement of the fiscal 2013 revenue and sales targets for the U.S. business, as described under “Compensation of Directors and Executive Officers — Employment Agreements with Named Executive Officers”. Although the U.S. business did not achieve the fiscal 2013 revenue and sales targets, in September 2013, the Compensation Committee, in its discretion, approved the share award for Mr. Myers due to significant improvements in operating income and adjusted EBITDA of the U.S. business in fiscal 2013.

In September 2013, the Compensation Committee approved potential grants of shares of restricted stock to certain NEOs upon achievement of fiscal 2014 performance metrics, as described under “Compensation of Directors and Executive Officers — Employment Agreements with Named Executive Officers”.

Except for grants to management, grants to employees generally only become fully vested upon a change in control if the acquirer does not assume, continue, or substitute for the awards as provided in the Incentive Plan (a “Complying Assumption”) or, upon a Complying Assumption, if the employee’s date of termination occurs upon or in the one-year period immediately following the change in control unless such date of termination is due to termination of the employee by the acquirer for cause or the employee’s voluntary termination of his or her employment without good reason. In some cases, grants to employees only become fully vested upon a change in control if there is not a Complying Assumption.

Other Compensation

Deferred Compensation Plans

The Company does not offer any deferred compensation plans to its executive officers other than the 401(k) Plan available to all employees, as described below.

401(k) Plan

The Company maintains a 401(k) Plan for its employees, including executive officers, to encourage employees to save some percentage of their cash compensation, through voluntary deferrals, for their eventual retirement. The 401(k) Plan permits employees to make such deferrals in a tax efficient manner. The Company may, in its discretion, match employee deferrals. Through December 31, 2008, the Company made matching contributions equal to 50% of the first 8% of compensation deferred by employees with a cap of $4,000 per calendar year (subject to IRS limits and non-discrimination testing). In January 2009, matching contributions were discontinued as part of the Company’s overall plan to control its costs. Although the Company did not resume matching contributions during fiscal 2013, it may, in its discretion, elect to do so in the future.

Perquisites and Other Benefits

Incidental to their employment by, and the nature of their duties to, the Company, the NEOs receive some compensation in the forms of perquisites and personal benefits. Historically, the most common forms of perquisites provided by the Company to its NEOs are additional life insurance and reimbursement of attorney’s fees in connection with the negotiation of employment agreements, the cost of which is disclosed in the footnotes to the “Summary Compensation Table” below. In fiscal 2013, no NEO received total perquisites that exceeded $10,000.

Post-Termination Compensation

Each of the currently employed NEOs is entitled to receive severance payments, as described below under “Compensation of Directors and Executive Officers — Potential Payments upon Termination or Change in Control”, if the NEO’s employment terminates without cause or for good reason, including in connection with a change in control of the Company. In addition, each NEO’s equity based compensation fully accelerates if there is a change in control.

The Compensation Committee believes that these arrangements are important as a recruitment and retention device, as most of the companies with which the Company competes for executive talent have similar agreements in place for their executives. In addition, the severance arrangements applicable upon a change in control of the Company help alleviate concern NEOs might have regarding their own continued employment following a change in control, and also help incentivize the NEOs to remain with the Company to assist in any change in control transaction the Board determines is appropriate to pursue. The Compensation Committee balances protection of its executive officers upon a change in control with protection of the Company by making severance payments available only if, with the exception of the Chief Executive Officer, the executive officer is actually terminated by the acquirer without cause or leaves for good reason in contemplation of or after the change in control.

The Company links severance benefits to agreements by the NEOs not to disclose the Company’s confidential information and not to engage in certain competitive activities, including not soliciting the Company’s employees and customers. An executive officer may be required to forfeit the right to receive post-termination compensation and/or reimburse previously paid post-termination compensation if the executive officer breaches any such restrictive covenant subsequent to his or her departure from the Company. The Compensation Committee believes that these provisions provide important protection for the Company’s proprietary information and business.

The Company does not provide “excess parachute payment” protection to any of the currently employed NEOs.

In all cases, the Compensation Committee considers the cost, tax and accounting implications of post-termination payment arrangements.

Role of Compensation Committee and Chief Executive Officer; Procedures for Determination of Compensation

The Compensation Committee has primary responsibility for assisting the Board in developing and evaluating potential candidates for executive positions, including the Chief Executive Officer, and for overseeing the development of executive succession plans. The Compensation Committee oversees the design, development, and implementation of the compensation for the Chief Executive Officer and the other NEOs.

For the Chief Executive Officer, the independent directors of the Board approve goals and objectives to be considered in awarding compensation. The Board Chairman and the Compensation Committee conduct a performance evaluation of the Chief Executive Officer in light of the established goals and objectives and other factors, including, among others, interviews with persons with whom the Chief Executive Officer has regular interaction. The Compensation Committee then recommends all forms of Chief Executive Officer compensation, taking into account the goals and objectives of the Company’s overall compensation program, to the independent directors of the Board, who have final approval authority over the Chief Executive Officer’s compensation package as well as any target goals and objectives against which the Chief Executive Officer’s performance will be measured.

For other executive officers, the Chief Executive Officer and the Compensation Committee together assess performance and determine individual compensation, based on initial recommendations from the Chief Executive Officer and Chief Administrative Officer. The executive officers do not play a role in determining their own compensation, other than discussing individual management objectives with the Chief Executive Officer and Chief Administrative Officer. In all instances, the Compensation Committee exercises its discretion in modifying any recommended adjustments or awards to executive officers and approving each executive officer’s compensation package.

From time to time, the Chief Executive Officer and Chief Administrative Officer recommend equity awards to be made under the Incentive Plan. The Compensation Committee, which has exclusive authority to make such awards to the Chief Executive Officer and other executive officers, considers such recommendations together with other factors in determining whether to make such awards.

Role of Compensation Consultants

Neither the Company nor the Compensation Committee has an on-going contractual arrangement with any compensation consultant who has a role in determining or recommending the amount or form of executive officer or director compensation. The Compensation Committee retains compensation consultants to assist it with specific issues from time to time. The Compensation Committee did not retain a compensation consultant in fiscal 2013.

Equity Grant Practices

The Compensation Committee has established a policy regarding the dates for making grants of options, restricted stock, and restricted stock units under the Incentive Plan. Except in the case of awards made in connection with acquisitions or other unique circumstances, awards are made only on the 15th calendar day of the month in which quarterly results are publicly announced or, if results are not announced by that time, seven days following their public release. These dates were established so that grants would be effective at a time when the Company expects the most current information regarding its performance to be available to the public. However, because the award dates are pre-determined, some awards may be made at a time when the Company is in possession of material non-public information. The exercise price of each stock option awarded and to be awarded under the Incentive Plan was and will be the closing price of the Company’s stock on the date of grant.

The Compensation Committee administers the Incentive Plan, taking into account recommendations from management. The Compensation Committee selects those individuals to whom equity-based awards should be granted and determines the amount and terms of those awards.

Stock Ownership Guidelines

During fiscal 2007, the Compensation Committee adopted guidelines that require any person appointed to serve as Chief Executive Officer, Chief Financial Officer or Chief Operating Officer to own Company stock with a value equal to base salary within five years after the date of appointment to the covered position. Under the guidelines adopted in fiscal 2007, shares held in the Company’s 401(k) Plan and shares acquired through the ESPP, as well as vested and unvested non-performance-based restricted stock, count toward the requirement, but unexercised stock options and unvested performance-based restricted stock do not.

All non-employee directors are required by the Governance Guidelines to own shares as described above in “Corporate Governance — Governance Guidelines”. All non-employee directors standing for election in 2013 or continuing in office are in compliance with the stock ownership requirements.

The Company’s policies prohibit all insiders, including NEOs, from hedging the risk associated with stock ownership without express consent of the Board, which has never been requested or granted.

Management of Compensation-Related Risk

The Compensation Committee does not believe that the Company’s compensation policies and practices for employees are reasonably likely to have a material adverse effect on the Company.

The Company has designed its executive compensation programs to avoid excessive risk-taking. The following are some of the features of the Company’s executive compensation programs designed to help the Company appropriately manage business risk:

•	The Compensation Committee has oversight of all elements of executive compensation;

•

Award calculations under the corporate bonus plan generally are linear; other than the requirement that the Company achieves minimum performance relative to pre-set financial metrics, there are no steep payout curves or disproportionate increases in compensation payout thresholds that might create incentives to take greater risks for greater rewards;

•	Annual cash bonuses are paid only after the Board has reviewed audited financial statements for the performance year;

•	The Company’s long-term incentives are primarily based on stock price appreciation, which is determined by how the market values the Company’s common stock;

•

A “clawback” provision is included in all of the NEOs’ employment agreements that entitles the Company to recover certain performance bonus payments and the proceeds from the sale of certain performance-based equity incentive awards in the event of certain accounting restatements due to material non-compliance of the Company with any financial reporting requirement;

•

Each of the NEOs has agreed not to, directly or indirectly, pledge, hypothecate, sell, contract to sell, or otherwise transfer or dispose of certain of their equity awards or enter into any swap, hedging or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of such equity awards until the earlier of (a) June 30, 2014 or (b) a change in control;

•	The Company’s finance, accounting, legal, and human resources departments collaborate on bonus plan design so that risk may be identified from a broad range of perspectives; and

•

Certain of the Company’s executive officers are required to maintain an investment in the Company’s common stock over a period of time that is equivalent to their respective annual salaries, ensuring an alignment with stockholder interests.

Tax and Accounting Considerations

Section 162(m) of the IRC generally denies publicly-held corporations a federal income tax deduction for compensation exceeding $1,000,000 paid to the Chief Executive Officer or any of the four other highest paid executive officers, excluding performance-based compensation. Through June 30, 2013, this provision has not limited the Company’s ability to deduct executive compensation. The Compensation Committee will continue to monitor the potential impact of Section 162(m) on the Company’s ability to deduct executive compensation. The Incentive Plan has been designed, and are intended to be administered, in a manner that will enable the Company to deduct compensation attributable to options and certain other awards thereunder, without regard to the deduction limitation established by Section 162(m).

Section 409A of the IRC generally changed the tax rules that affect most forms of deferred compensation that were not earned and vested prior to 2005, and imposed an additional tax on certain forms of deferred compensation. The Committee takes Section 409A into account in determining the form and timing of compensation paid to the Company’s executive officers, and additional taxes under Section 409A are generally not applicable to the compensation provided by the Company.

Sections 280G and 4999 of the IRC limit the Company’s ability to take a tax deduction for certain “excess parachute payments” (as defined in Sections 280G and 4999) and impose excise taxes on each executive officer that receives “excess parachute payments” in connection with his or her severance from the Company in connection with a change in control. The Compensation Committee considers the adverse tax liabilities imposed by Sections 280G and 4999, as well as other competitive factors, in structuring certain post-termination compensation payable to the Company’s NEOs. The Company does not provide “excess parachute payment” protection to any of the currently employed NEOs.

The Company expenses stock option and restricted stock grants in accordance with the FASB guidance for stock-based compensation. More information regarding the application of the FASB guidance may be found in Note 13 to the Company’s audited financial statements included in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2013.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Named Executive Officers

Information in this section is provided for (i) Mr. Angrisani, our President and Chief Executive Officer, (ii) Mr. Narowski, our Chief Financial Officer, Principal Accounting Officer and Global Controller, (iii) Mr. Levin, our Chief Operating Officer, Chief Administrative Officer, General Counsel and Corporate Secretary, (iv) Mr. de Vere, our President and Chief Executive Officer, U.S. Business Groups, and (v) Mr. Myers, our Chief Operating Officer, U.S. Business Groups (collectively, the “NEOs” or “Named Executive Officers”).

The age and business experience of each of the currently employed NEOs are set forth in the Company’s Annual Report on Form 10-K filed with the SEC for the fiscal year ended June  30, 2013. The Company does not have any executive officers other than the NEOs.

Summary Compensation Table

The following table and accompanying footnotes provide information regarding compensation of the NEOs for fiscal years 2011, 2012 and 2013:

Name and Principal Position	Year	Salary ($)(1)(2)	Bonus($)		Stock Awards ($)(3)	Option Awards ($)(4)		Non-Equity Incentive Plan Compensation ($)(5)	All Other Compensation ($)		Total($)
Al Angrisani	2011	—	—		350,000	729,981		—	27,500	(6)	1,107,481
President and Chief Executive Officer	2012	—	41,667	(7)	435,000	137,904	(12)	250,000	240,000	(8)	1,104,571
	2013	—	100,000	(7)	—	—		600,000	—		700,000
Eric W. Narowski	2011	190,038	13,385	(9)	—	103,906		—	—		307,329
Chief Financial Officer, Global	2012	195,152	96,570	(10)	163,750	11,227	(12)	92,500	—		559,199
Controller and Principal Accounting	2013	250,000	100,000	(11)	—	—		125,000	—		475,000
Officer
Marc H. Levin	2011	265,577	—		—	137,117		—	—		402,694
Chief Operating Officer, Chief	2012	290,769	123,000	(13)	196,500	15,310	(12)	115,000	—		740,579
Administrative Officer, General	2013	325,000	75,000	(14)	—	—		195,000	—		595,000
Counsel & Corporate Secretary
Michael de Vere	2011	255,846	—		—	195,682		—	—		451,528
President and Chief Executive Officer,	2012	290,769	100,000	(15)	196,500	15,310	(12)	115,000	—		717,579
U.S. Business Groups	2013	325,000	200,000	(15)	—	—		—	—		525,000
Todd Myers	2011	238,846	—		—	59,807		—	—		298,653
Chief Operating Officer, U.S. Business	2012	244,961	70,000	(16)	163,750	6,095	(12)	95,000	—		579,806
Groups	2013	275,000	225,000	(17)	—	—		—	—		500,000

(1)	Reflects base salary earned during fiscal years 2011, 2012 and 2013, and includes amounts deferred by the NEOs in accordance with the provisions of the Company’s 401(k) Plan.

(2)

The amounts shown reflect the base salary amounts actually paid in fiscal years 2011, 2012 and 2013, respectively. Because of the timing of adjustments to salaries and the dates of commencement of employment, the base salary amounts shown in the “Summary Compensation Table” may differ from those described below under “Compensation of Directors and Executive Officers — Employment Agreements with Named Executive Officers”. The following base salary adjustments for the NEOs were made in fiscal years 2011, 2012 and 2013:

NEO	Adjustment Date	Salary After Adjustment Date($)
Eric W. Narowski	10/27/09	183,000
	3/1/12	250,000
Marc H. Levin	5/1/10	255,000
	6/13/11	275,000
	3/1/12	325,000
Michael de Vere	4/5/10	210,000
	10/1/10	230,000
	12/13/10	255,000
	1/3/11	275,000
	3/1/12	325,000
Todd Myers	3/1/12	250,000
	9/20/12	275,000

(3)

The data presented in this column reflects the grant date fair value. For additional information as to the assumptions made in valuation, see Note 13 to the Company’s audited financial statements filed with the SEC in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2013. No stock awards were made to the NEOs in fiscal 2013, and none of the NEOs forfeited stock awards in fiscal 2013.

(4)

The data presented in this column reflects the grant date fair value. For additional information as to the assumptions made in valuation, see Note 13 to the Company’s audited financial statements filed with the SEC in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2013. Amounts reflected above are based on the Company’s accounting expense for these awards, and do not correspond to the actual value that may be recognized by the NEOs. No option awards were made to the NEOs in fiscal 2013, and none of the NEOs forfeited options in fiscal 2013.

(5)

Non-equity incentive plan compensation was based upon the assessment of Company and individual performance compared with the respective applicable bonus plan metrics by the independent directors of the Board (following a recommendation by the Compensation Committee), in the case of Mr. Angrisani, and the Compensation Committee, in the case of the other NEOs.

(6)

Includes reimbursement of legal fees in connection with the negotiation of Mr. Angrisani’s employment agreement in the amount of $7,500 and payment to Angrisani Turnarounds of the monthly retainer of $20,000 for the month of June 2011, pursuant to the agreement between the Company and Angrisani Turnarounds under which Angrisani Turnarounds agreed to make Mr. Angrisani available to serve as the Company’s Interim Chief Executive Officer.

(7)	Represents a discretionary cash bonus awarded to Mr. Angrisani by the independent directors of the Board.

(8)

Includes payment to Angrisani Turnarounds of the monthly retainer of $20,000 during each month of fiscal 2012, pursuant to the agreement between the Company and Angrisani Turnarounds under which Angrisani Turnarounds agreed to make Mr. Angrisani available to serve as the Company’s Interim Chief Executive Officer.

(9)

Includes a $3,000 monthly bonus payment from July 1, 2010 through October 9, 2010 and a $3,500 monthly bonus payment from June 14, 2011 through June 30, 2011 (pro-rated for the partial months) for Mr. Narowski’s service as Interim Chief Financial Officer.

(10)

Includes a $3,500 monthly bonus payment from July 1, 2011 through February 29, 2012 for Mr. Narowski’s service as Interim Chief Financial Officer, a discretionary cash bonus awarded to Mr. Narowski by the Compensation Committee in the amount of $7,500, and a cash retention bonus awarded by the Compensation Committee to Mr. Narowski in the amount of $60,000.

(11)

Includes a discretionary cash bonus awarded to Mr. Narowski by the Compensation Committee in the amount of $40,000 and a cash retention bonus awarded by the Compensation Committee to Mr. Narowski in the amount of $60,000.

(12)

Represents the stock compensation expense attributable to modifications made to the performance-based non-qualified stock options awarded to the NEO in fiscal 2011, as described under “Compensation of Directors and Executive Officers — Outstanding Equity Awards at 2013 Fiscal Year End”. In the case of Mr. Angrisani, the amount also includes the stock compensation expense attributable to the modification to the vesting schedule for the incentive stock options awarded to him in fiscal 2011.

(13)

Includes a discretionary cash bonus awarded to Mr. Levin by the Compensation Committee in the amount of $23,000 and a cash retention bonus awarded by the Compensation Committee to Mr. Levin in the amount of $100,000.

(14)	Represents a cash retention bonus awarded by the Compensation Committee to Mr. Levin.

(15)

Includes a discretionary cash bonus awarded to Mr. de Vere by the Compensation Committee in the amount of $125,000 and a cash retention bonus awarded by the Compensation Committee to Mr. de Vere in the amount of $75,000.

(16)

Includes a discretionary cash bonus awarded to Mr. Myers by the Compensation Committee in the amount of $20,000 and a cash retention bonus awarded by the Compensation Committee to Mr. Myers in the amount of $50,000.

(17)

Includes a discretionary cash bonus awarded to Mr. Myers by the Compensation Committee in the amount of $150,000 and a cash retention bonus awarded by the Compensation Committee to Mr. Myers in the amount of $75,000.

The Company has entered into employment agreements with each of the NEOs. The material terms of such agreements are discussed below under “Compensation of Directors and Executive Officers — Employment Agreements with Named Executive Officers” and “— Potential Payments upon Termination or Change in Control”. For further discussion regarding the determination of base salary and incentive compensation within the context of total compensation, see “Compensation Discussion and Analysis — Implementing the Compensation Committee’s Objectives — Mix of Types of Compensation”.

Grants of Plan Based Awards in Fiscal 2013

The following table and accompanying footnotes provide information regarding plan based awards to the NEOs in fiscal 2013:

Name	Grant Date	Estimated Possible Payouts Under Non-Equity Plan Incentive Awards				Estimate Future Payouts Under Equity Plan Incentive Awards			All Other Stock Awards: Number of Shares of Stock (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/sh)	Grant Date Fair Value of Stock And Option Awards ($)
		Threshold ($)	Target ($)		Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Al Angrisani	9/19/12	(1)	600,000	(2)	(1)	—	—	—	—	—	—	—
Eric W. Narowski	9/19/12	(1)	125,000	(2)	(1)	—	—	—	—	—	—	—
Marc H. Levin	9/19/12	(1)	195,000	(2)	(1)	—	—	—	—	—	—	—
Michael de Vere	9/19/12	(1)	195,000	(2)	(1)	—	—	—	—	—	—	—
Todd Myers	9/19/12	(1)	165,000	(2)	(1)	—	—	—	—	—	—	—

(1)	There were no thresholds or maximums under the 2013 Bonus Plan.

(2)	Target non-equity incentive plan awards applicable to fiscal 2013 are set forth in the NEOs’ employment agreements, as discussed below under “Compensation of Directors and Executive

Officers — Employment Agreements with Named Executive Officers”. A description of the 2013 Bonus Plan is included above in “Compensation Discussion and Analysis — Implementing the Compensation Committee’s Objectives — Cash Bonus Plan  — Linking Compensation to Performance”.

Outstanding Equity Awards at 2013 Fiscal Year End

The following table and accompanying footnotes provide information regarding unexercised stock options and unvested restricted stock awards held by the NEOs as of June 30, 2013.

		Option Awards										Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options(#) Exercisable		Number of Securities Underlying Unexercised Options(#) Unexercisable		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Earned Options (#)		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested(#)		Market Value of Shares or Units of Stock That Have Not Vested ($)(6)	Equity Incentive Plan Awards: Number of Unearned Shares That Have Not Vested (#)	Equity Incentive Plan Awards: Market Value of Unearned Shares That Have Not Vested ($)
Al Angrisani	7/27/04	28,450	(1)	—		—		—		6.27	7/26/14	—		—	—	—
	6/7/11	—		—		990,000	(2)	660,000	(2)	0.70	6/6/21	—		—	—	—
	2/29/12	—		—		—		—		—	—	250,000	(3)	452,500	—	—
Eric W. Narowski	6/24/05	5,000	(4)	—		—		—		5.00	6/23/15	—		—	—	—
	2/15/07	20,000	(4)	—		—		—		5.31	2/14/17	—		—	—	—
	8/31/07	2,250	(4)	—		—		—		4.31	8/30/17	—		—	—	—
	11/13/09	8,958	(4)	1,042	(4)	—		—		1.09	11/12/19	—		—	—	—
	8/26/10	17,708	(4)	7,292	(4)	—		—		0.80	8/25/20	—		—	—	—
	6/7/11	—		—		132,000	(2)	88,000	(2)	0.70	6/6/21	—		—	—	—
	3/27/12	—		—		—		—		—	—	125,000	(5)	226,250	—	—
Marc H. Levin	5/15/09	55,000	(4)	—		—		—		0.38	5/14/19	—		—	—	—
	5/15/10	15,417	(4)	4,583	(4)	—		—		1.15	5/14/20	—		—	—	—
	8/26/10	17,708	(4)	7,292	(4)	—		—		0.80	8/25/20	—		—	—	—
	6/7/11	—		—		180,000	(2)	120,000	(2)	0.70	6/6/21	—		—	—	—
	3/27/12	—		—		—		—		—	—	150,000	(5)	271,500	—	—
Michael de Vere	5/15/10	36,457	(4)	3,543	(4)	—		—		1.15	5/14/20	—		—	—	—
	8/26/10	17,708	(4)	7,292	(4)	—		—		0.80	8/25/20	—		—	—	—
	2/15/11	49,583	(4)	35,417	(4)	—		—		1.06	2/14/21	—		—	—	—
	6/7/11	—		—		180,000	(2)	120,000	(2)	0.70	6/6/21	—		—	—	—
	3/27/12	—		—		—		—		—	—	150,000	(5)	271,500	—	—
Todd Myers	2/15/10	33,333	(4)	6,667	(4)	—		—		1.18	2/14/20	—		—	—	—
	8/26/10	4,250	(4)	1,750	(4)	—		—		0.80	8/25/20	—		—	—	—
	6/29/11	—		—		72,000	(2)	48,000	(2)	0.79	6/29/21	—		—	—	—
	3/27/12	—		—		—		—		—	—	125,000	(5)	226,250	—	—

(1)	The options fully vested upon grant.

(2)

Performance-based non-qualified stock options to purchase shares of the Company’s common stock were issued at fair market value on the date of grant and are subject to, among others, the following terms:

•	The options, to the extent not previously exercised, expire on the ten-year anniversary of the grant date.

•

In fiscal 2012, the Compensation Committee revised the performance targets in the option agreements in order to provide the NEOs with better incentive to drive shareholder value. For details regarding the performance targets prior to the modifications, see Exhibit 10.1.17 to the Company’s Annual Report on Form 10-K filed with the SEC for the fiscal year ended June 30, 2011. The options now vest in ten equal tranches if the Company has had an average closing price for its stock during a 30 consecutive trading day period (excluding any trading day in which the total trading volume of the stock is less than 10,000), at or above the stock price targets set forth below, or if the adjusted EBITDA targets set forth below are achieved using any trailing consecutive four fiscal quarters commencing on or after the grant date.

•	$2.00 stock price or $10 million of adjusted EBITDA, as publicly reported

•	$2.00 stock price or $11 million of adjusted EBITDA, as publicly reported

•	$2.50 stock price or $12 million of adjusted EBITDA, as publicly reported

•	$2.50 stock price or $13 million of adjusted EBITDA, as publicly reported

•	$3.00 stock price or $14 million of adjusted EBITDA, as publicly reported

•	$3.00 stock price or $15 million of adjusted EBITDA, as publicly reported

•	$3.50 stock price or $16 million of adjusted EBITDA, as publicly reported

•	$3.50 stock price or $17 million of adjusted EBITDA, as publicly reported

•	$4.00 stock price or $18 million of adjusted EBITDA, as publicly reported

•	$4.00 stock price or $20 million of adjusted EBITDA, as publicly reported

•

In fiscal 2012, for retentive purposes and in connection with each of Messrs. Narowski, Levin, de Vere and Myers entering into their respective employment agreements, the Compensation Committee revised the vesting conditions upon a change in control. Their options now fully vest upon a change in control under the condition that the NEO is employed by the Company at such time. Prior to the change, with the exception of Mr. Angrisani’s options, vesting was accelerated upon a change in control only if a Complying Assumption did not occur or, upon a Complying Assumption, the NEO was terminated without cause by the acquirer or left for good reason within one year after the change in control, and if there was a Complying Assumption, then 25% of the unvested options were to vest on the later of (i) June 7, 2012 or (ii) the date of the change in control, with the balance vesting ratably on a monthly basis beginning in July 2012 and ending in June 2015 (to the extent that the change in control occurred subsequent to any such calendar month, then the unvested options that would have vested during such prior calendar month(s) were to vest upon the change in control). Mr. Angrisani’s options at grant provided for vesting upon a change in control, subject to Mr. Angrisani being employed with the Company at such time.

•	Vesting ceases if the NEO’s employment is terminated for any reason (voluntary or involuntary).

(3)	Shares of restricted stock of the Company are subject to, among others, the following terms:

•	Shares of restricted stock vest on June 30, 2014, under the condition that the NEO is employed by the Company on each such date.

•	If the Company terminates the NEO’s employment without cause or the NEO terminates his employment for good reason on or prior to June 30, 2014, then shares immediately vest on the date of termination.

•	Vesting ceases if the NEO’s employment is terminated by the Company for cause or by the NEO without good reason.

•	Shares immediately vest upon a change in control, under the condition that the NEO is employed by the Company at such time.

•

The NEO may not, directly or indirectly, pledge, hypothecate, sell, contract to sell, or otherwise transfer or dispose of any of the shares or enter into any swap, hedging or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any of the shares until the earlier of (a) June 30, 2014 or (b) a change in control.

(4)	Time-based non-qualified stock options to purchase shares of the Company’s common stock were issued at fair market value on the date of the grant and are subject to, among others, the following terms:

•	The options, to the extent not previously exercised, expire on the ten-year anniversary of the grant date.

•	25% of each option award vests on the one-year anniversary date of the grant, with the balance vesting ratably on a monthly basis over the following 36 months.

•

In fiscal 2012, for retentive purposes and in connection with each of Messrs. Narowski, Levin, de Vere and Myers entering into their respective employment agreements, the Compensation Committee revised the vesting conditions upon a change in control. Their options now fully vest upon a change in control under the condition that the NEO is employed by the Company at such time. Prior to the change, certain of the options fully vested upon a change in control only if a Complying Assumption did not occur or, upon a Complying Assumption, the NEO was terminated without cause by the acquirer or left for good reason within one year after the change in control.

•

Vesting ceases if the NEO’s employment is terminated for any reason (voluntary or involuntary), but is accelerated upon the NEO’s death or disability following the one-year anniversary date of the grant.

(5)	Shares of restricted stock of the Company are subject to, among others, the following terms:

•	The shares of restricted stock vest on June 30, 2014, under the condition that the NEO is employed by the Company on such date.

•

If the Company terminates the NEO’s employment with cause or the NEO terminates his employment without good reason on or after June 30, 2013 but prior to June 30, 2014, then one-half of the shares of restricted stock vest on the date of termination. Otherwise, vesting ceases if the NEO’s employment is terminated by the Company for cause or by the NEO without good reason.

•

If the Company terminates the NEO’s employment without cause or the NEO terminates his employment for good reason on or after June 30, 2013 but prior to June 30, 2014, then all of the shares of restricted stock vest on the date of termination.

•	All unvested shares of restricted stock immediately vest upon a change in control, under the condition that the NEO is employed by the Company at such time.

•

The NEO may not, directly or indirectly, pledge, hypothecate, sell, contract to sell, or otherwise transfer or dispose of any of the shares of restricted stock or enter into any swap, hedging or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any of the shares of restricted stock until the earlier of (a) June 30, 2014 or (b) a change in control.

(6)	Value is based on the market value of $1.81 for the Company’s common stock, the closing market price of such common stock as reported by NASDAQ on June 28, 2013, the last trading day of fiscal 2013.

Options Exercised and Stock Vested in Fiscal 2013

The following table provides information with regard to the amounts paid or received by the NEOs during fiscal 2013 as a result of the exercise of stock options or the vesting of restricted stock awards.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise(#)(1)	Value Realized on Exercise($)(2)	Number of Shares Acquired on Vesting(#)(3)	Value Realized on Vesting($)(4)
Al Angrisani	100,000	68,000	250,000	452,500
Eric W. Narowski	—	—	—	—
Marc H. Levin	—	—	—	—
Michael de Vere	—	—	—	—
Todd Myers	—	—	—	—

(1)	Reflects the number of stock options exercised during fiscal 2013.

(2)	Reflects the market value at the time of exercise of the stock options less the exercise price paid.

(3)	Reflects the shares of common stock acquired upon vesting during fiscal 2013.

(4)	Reflects the market value of the shares on the applicable vesting date.

Employment Agreements with Named Executive Officers

Al Angrisani.    Mr. Angrisani serves as our President and Chief Executive Officer, pursuant to an Employment Agreement with the Company, effective June 7, 2011, as amended as of February 29, 2012 and September 12, 2013 (the “Angrisani Agreement”).

Prior to the February 29, 2012 amendment to the Angrisani Agreement (the “Angrisani Amendment 1”), the Angrisani Agreement provided that Mr. Angrisani would serve as Interim Chief Executive Officer of the Company from June 7, 2011 until the earliest to occur of (i) June 30, 2012, (ii) the date on which Mr. Angrisani dies, and (iii) the date on which either the Company or Mr. Angrisani terminates Mr. Angrisani’s employment for any reason. Mr. Angrisani had no base salary and a fiscal 2012 target bonus opportunity of $250,000 for such interim service.

Pursuant to the Angrisani Amendment 1, Mr. Angrisani was appointed President and Chief Executive Officer of the Company commencing on February 29, 2012, through and including the earlier of (i) June 30, 2014, (ii) his death, or (iii) the date either he or the Company terminates his employment for any reason. The additional material terms of the Angrisani Amendment 1 include:

•	Appointment to the Board as Vice Chairman, effective February 29, 2012.

•

Payment of two-thirds of Mr. Angrisani’s fiscal 2012 target bonus of $250,000 promptly following the effective date of the Angrisani Amendment 1; the balance to be payable upon achievement of the remaining fiscal 2012 performance goal set by the Compensation Committee.

•

An annual performance bonus for fiscal 2013 of up to $600,000, to be earned and payable as follows: (i) $100,000 each quarter, beginning with the quarter ending September 30, 2012, upon the Company’s payment of its scheduled quarterly principal and interest bank payment, using internally generated cash and without accessing the Company’s revolving line of credit; and (ii) $200,000 upon achievement of budgeted adjusted EBITDA (EBITDA adjusted to remove the effect of non-cash stock-based compensation expense and restructuring and other charges) for fiscal 2013, as approved by the Board (subject to a cutback for attainment above an agreed upon threshold).

•

A grant of 500,000 shares of restricted stock, one-half of which vest on each of June 30, 2013 and June 30, 2014, under the condition that Mr. Angrisani is employed by the Company on each such date; provided, however, if Mr. Angrisani’s employment is terminated by the Company without cause or Mr. Angrisani terminates his employment for good reason on or prior to June 30, 2014, then all unvested shares immediately vest on his date of termination. All unvested shares also immediately vest upon a change in control, provided that the change of control occurs prior to Mr. Angrisani’s date of termination.

The material terms of the September 12, 2013 amendment to the Angrisani Agreement (the “Angrisani Amendment 2”) include:

•

An annual performance bonus for fiscal 2014, to be earned and payable as follows: (i) $100,000 for each quarter of fiscal 2014 if the Company generates an amount of cash from operations, less amounts paid under the Company’s bonus plan for fiscal 2013 and any other extraordinary and non-recurring items as determined by the Compensation Committee, during the quarter equivalent to the amount of the Company’s quarterly principal bank payment due previously under its credit agreement (the “Minimum Quarterly Cash Generation”); provided, however, the bonus for a quarter will increase, on a pro-rata basis, up to a maximum of $150,000 at 200% of the Minimum Quarterly Cash Generation; and (ii) $200,000 upon achievement of budgeted adjusted EBITDA (EBITDA adjusted to remove the effect of non-cash stock-based compensation expense and restructuring and other charges) for fiscal 2014, as approved by the Board (the “2014 EBITDA Budget”), subject to a cutback for attainment above 95% of the 2014 EBITDA Budget and adjustment for any extraordinary and non-recurring items as determined by the Compensation Committee. Mr. Angrisani is entitled to receive a pro-rata portion or the full amount of any unpaid fiscal 2014 bonus upon, and depending on the timing and the basis for, a termination of employment, including a termination without cause or for good reason prior to and subsequent to a change in control.

•

The prevailing party in a legal proceeding will be entitled to its legal fees and expenses to enforce the terms of the Angrisani Agreement; provided, that Mr. Angrisani will not be obligated to pay the legal fees or expenses of the Company (or a successor) unless it is determined that his actions were frivolous or taken in bad faith.

The Angrisani Agreement also includes certain non-competition, non-solicitation and confidentiality covenants, reimbursement of reasonable expenses incurred in the negotiation of the Angrisani Agreement, subject to a maximum reimbursement of $7,500, and the Company’s recovery of certain performance bonus payments and certain proceeds from the sale of performance-based equity incentive awards received by Mr. Angrisani in the event of certain accounting restatements due to material non-compliance of the Company with financial reporting requirements.

The Angrisani Agreement may be terminated by either the Company or Mr. Angrisani with or without cause upon notice to the other. Pursuant to the Angrisani Amendment 1 as clarified by Angrisani Amendment 2, if Mr. Angrisani’s employment is terminated by the Company without cause or by Mr. Angrisani with good reason on or prior to June 30, 2014, then he will be entitled to a severance payment equal to $500,000, payable in equal installments over twelve months; provided, however, upon a change of control on or prior to June 30, 2014, Mr. Angrisani will receive $1,000,000 in a lump sum within thirty (30) days following the date of his resignation or termination of employment by the Company (or a successor) without cause. Further details regarding the effect of termination of Mr. Angrisani under various circumstances, including with cause, without cause, with good reason, without good reason, on death or disability, and in the case of a change in control, are detailed below under “Compensation of Directors and Executive Officers — Potential Payments upon Termination or Change in Control”. For purposes of the Angrisani Agreement, (a) “cause” includes: (i) willful failure to substantially perform duties after demand for substantial performance after notice and failure to cure; (ii) willful conduct that is injurious to the Company; (iii) conviction or plea of guilty or nolo contendere to a felony or to any other crime which involves moral turpitude, or if not involving moral turpitude, is injurious to the Company or its subsidiaries; (iv) material violations of certain Company polices after notice and, in certain circumstances, failure to cure; and (v) material breach of any material provision of the Angrisani Agreement by Mr. Angrisani after notice and failure to cure; and (b) “good reason” includes: (i) material breach of the Angrisani Agreement by the Company after notice and failure to cure; (ii) material reduction in the general nature of Mr. Angrisani’s duties or authority without Mr. Angrisani’s consent; (iii) relocation of the Company’s principal executive office to a location more than 100 miles from the Company’s principal executive office in New York City; (iv) appointment of a chief financial officer or chief operating officer without Mr. Angrisani’s consent; and (v) failure of any successor in interest to the Company to be bound by the terms of the Angrisani Agreement.

Eric W. Narowski.    Mr. Narowski serves as our Chief Financial Officer, Global Controller and Principal Accounting Officer, pursuant to an Employment Agreement dated March 27, 2012, as amended as of September 12, 2013 (the “Narowski Agreement”). His service as Chief Financial Officer, Global Controller and Principal Accounting Officer of the Company commenced on March 27, 2012 and continues until the earlier to occur of (i) his death or (ii) the date either he or the Company terminates his employment for any reason. Prior to the Narowski Agreement, Mr. Narowski served most recently as the Interim Chief Financial Officer, Global Controller and Principal Accounting Officer, and Senior Vice President of the Company. The Narowski Agreement superseded a 2003 agreement between Mr. Narowski and the Company related to change in control.

The material terms of the Narowski Agreement, subject to modification by the September 12, 2013 amendment to the Narowski Agreement (the “Narowski Amendment”), include:

•	A base salary of $250,000 per year, retroactively effective March 1, 2012.

•

An annual performance bonus set by the Compensation Committee, based upon performance standards established relating to financial targets and achievement of individual performance objectives, with a target bonus of 40% of base salary in fiscal 2012 and a target bonus of 50% of base salary in subsequent fiscal years.

•	A retention bonus of $60,000 payable at the end of fiscal 2013 and 2014, subject, in each case, to Mr. Narowski’s continued employment with the Company at such time.

•

Acceleration of vesting under the stock option agreements previously entered into between Mr. Narowski and the Company upon a change in control, under the condition that he is employed by the Company at such time.

•

The Company’s recovery of certain performance bonus payments and certain proceeds from the sale of performance-based equity incentive awards received by Mr. Narowski in the event of certain accounting restatements due to material non-compliance of the Company with financial reporting requirements.

The material terms of the Narowski Amendment include:

•

An increase in base salary to $275,000 per year, retroactively effective on October 1, 2013, if the Company achieves ninety-five percent (95%) of the 2014 EBITDA Budget for the fiscal quarter ending September 30, 2013, subject to adjustment for any extraordinary and non-recurring items as determined by the Compensation Committee.

•

A target annual performance bonus of sixty percent (60%) of base salary. For fiscal 2014, the target annual performance bonus is payable if the Company achieves the 2014 EBITDA Budget, subject to a cutback for attainment above 95% of the 2014 EBITDA Budget and adjustment for any extraordinary and non-recurring items as determined by the Compensation Committee. Any annual performance bonus Mr. Narowski is entitled to receive will be paid in accordance with the Company’s practice for the payment of annual performance bonuses to its senior executives generally, subject to certain rights to receive a pro-rata portion or the full amount of his annual performance bonus upon, and depending on the timing and the basis for, a termination of employment, including a termination without cause or for good reason prior to and subsequent to a change in control.

•

An award of 25,000 shares of restricted stock if (a) the Company achieves the 2014 EBITDA Budget, subject to adjustment for any extraordinary and non-recurring items as determined by the Compensation Committee, and (b) Mr. Narowski is employed by the Company at the time the Company files its Annual Report on Form 10-K for the fiscal year ending June 30, 2014; provided, however, in the event of a change in control on or prior to June 30, 2014, the equity award will be converted into a guaranteed cash bonus in an amount equal to 25,000 multiplied by the price per share paid by the acquirer in the change in control transaction, payable on the earlier of June 30, 2014 or the date that Mr. Narowski’s employment is terminated without cause or for good reason.

•

Clarification that any portion of Mr. Narowski’s fiscal 2014 retention bonus that remains unpaid as of a termination without cause or for good reason will become due and payable on the termination date.

The Narowski Agreement may be terminated by either the Company or Mr. Narowski with or without cause upon notice to the other. The effect of termination of Mr. Narowski under various circumstances, including with cause, without cause, with good reason, without good reason, on death or disability, and in the case of a change in control, is detailed below under “Compensation of Directors and Executive Officers — Potential Payments upon Termination or Change in Control”. For purposes of the Narowski Agreement, (a) “cause” includes: (i) willful failure to perform duties after notice and failure to cure; (ii) willful conduct that is materially and demonstrably injurious to the Company; (iii) conviction or plea of guilty or nolo contendere to a crime that arises from an act that is materially and demonstrably injurious to the Company or any of its subsidiaries, or conviction or plea of guilty or nolo contendere to a felony; (iv) material violation of non-competition, non-solicitation or confidentiality restrictions; (v) material violation of Company policies that is materially and demonstrably injurious to the Company after notice and, in certain circumstances, failure to cure; and (vi) material breach of any material provision of the Narowski Agreement by Mr. Narowski after notice and failure to cure, and (b) “good reason” includes: (i) a change in Mr. Narowski’s reporting line such that he no longer reports directly to the Chief Executive Officer of the Company or, upon a change in control, the successor in interest of the Company; (ii) any decrease in Mr. Narowski’s salary except in limited circumstances; (iii) any decrease in Mr. Narowski’s annual target performance bonus below 40% of annual base salary in fiscal 2012 and below 50% in subsequent fiscal years; (iv) material breach of the Company’s obligations under the Narowski Agreement, including the failure of any successor in interest of the Company to be bound by the terms of the Narowski Agreement; (v) any material reduction in the general nature of Mr. Narowski’s duties, authority and responsibilities to a level inconsistent with a Chief Financial Officer of the Company or, upon a change in control, the successor in interest of the Company; or (vi) the relocation of Mr. Narowski’s principal office by the Company (or a successor in interest of the Company) to a location more than 50 miles from his current principal office in Rochester, New York, unless agreed to in writing by Mr. Narowski. Mr. Narowski is subject to certain non-competition, non-solicitation and confidentiality covenants contained in the Narowski Agreement (his non-competition and non-solicitation obligations extend for twelve months post-termination), and the Company’s post-termination payment obligations are, in part, in consideration of such covenants.

Marc H. Levin.    Mr. Levin serves as our Chief Operating Officer, Chief Administrative Officer, General Counsel and Corporate Secretary, pursuant to an Employment Agreement dated March 27, 2012, as amended as of September 12, 2013 (the “Levin Agreement”). His service as Chief Operating Officer, Chief Administrative Officer, General Counsel and Corporate Secretary of the Company commenced on March 27, 2012 and continues until the earlier to occur of (i) his death or (ii) the date either he or the Company terminates his employment for any reason. The Levin Agreement superseded a 2009 employment letter agreement between Mr. Levin and the Company. Prior to the Levin Agreement, Mr. Levin served most recently as the Executive Vice President, Chief Administrative Officer, General Counsel and Corporate Secretary of the Company.

The material terms of the Levin Agreement, subject to modification by the September 12, 2013 amendment to the Levin Agreement (the “Levin Amendment”), include:

•	A base salary of $325,000 per year, retroactively effective March 1, 2012.

•

An annual performance bonus set by the Compensation Committee, based upon performance standards established relating to financial targets and achievement of individual performance objectives, with a target bonus of 40% of base salary in fiscal 2012 and a target bonus of 60% of base salary in subsequent fiscal years.

•

A retention bonus of $75,000 payable at the end of fiscal 2013, a retention bonus of $25,000 payable at the end of calendar year 2013, and a retention bonus of $75,000 payable at the end of fiscal 2014, subject, in each case, to Mr. Levin’s continued employment with the Company at such time.

•

Acceleration of vesting under the stock option agreements previously entered into between Mr. Levin and the Company upon a change in control, under the condition that he is employed by the Company at such time.

•

The Company’s recovery of certain performance bonus payments and certain proceeds from the sale of performance-based equity incentive awards received by Mr. Levin in the event of certain accounting restatements due to material non-compliance of the Company with financial reporting requirements.

The material terms of the Levin Amendment include:

•

An increase in base salary to $350,000 per year, retroactively effective on October 1, 2013, if the Company achieves ninety-five percent (95%) of the 2014 EBITDA Budget for the fiscal quarter ending September 30, 2013, subject to adjustment for any extraordinary and non-recurring items as determined by the Compensation Committee.

•

For fiscal 2014, the target annual performance bonus is payable if the Company achieves the 2014 EBITDA Budget, subject to a cutback for attainment above 95% of the 2014 EBITDA Budget and adjustment for any extraordinary and non-recurring items as determined by the Compensation Committee. Any annual performance bonus Mr. Levin is entitled to receive will be paid in accordance with the Company’s practice for the payment of annual performance bonuses to its senior executives generally, subject to certain rights to receive a pro-rata portion or the full amount of his annual performance bonus upon, and depending on the timing and the basis for, a termination of employment, including a termination without cause or for good reason prior to and subsequent to a change in control.

•

An award of 50,000 shares of restricted stock if (a) the Company achieves the 2014 EBITDA Budget, subject to adjustment for any extraordinary and non-recurring items as determined by the Compensation Committee, and (b) Mr. Levin is employed by the Company at the time the Company files its Annual Report on Form 10-K for the fiscal year ending June 30, 2014; provided, however, in the event of a change in control on or prior to June 30, 2014, the equity award will be converted into a guaranteed cash bonus in an amount equal to 50,000 multiplied by the price per share paid by the acquirer in the change in control transaction, payable on the earlier of June 30, 2014 or the date that Mr. Levin’s employment is terminated without cause or for good reason.

•	Clarification that any portion of Mr. Levin’s fiscal 2014 retention bonus that remains unpaid as of a termination without cause or for good reason will become due and payable on the termination date.

The Levin Agreement may be terminated by either the Company or Mr. Levin with or without cause upon notice to the other. The effect of termination of Mr. Levin under various circumstances, including with cause, without cause, with good reason, without good reason, on death or disability, and in the case of a change in control, is detailed below under “Compensation of Directors and Executive Officers — Potential Payments upon Termination or Change in Control”. For purposes of the Levin Agreement, (a) “cause” includes: (i) willful failure to perform duties after notice and failure to cure; (ii) willful conduct that is materially and demonstrably injurious to the Company; (iii) conviction or plea of guilty or nolo contendere to a crime that arises from an act that is materially and demonstrably injurious to the Company or any of its subsidiaries, or conviction or plea of guilty or nolo contendere to a felony; (iv) material violation of non-competition, non-solicitation or confidentiality restrictions; (v) material violation of Company policies that is materially and demonstrably injurious to the Company after notice and, in certain circumstances, failure to cure; and (vi) material breach of any material provision of the Levin Agreement by Mr. Levin after notice and failure to cure, and (b) “good reason” includes: (i) a change in Mr. Levin’s reporting line such that he no longer reports directly to the Chief Executive Officer of the Company or, upon a change in control, the ultimate parent of the Company or, if inapplicable, the successor in interest of the Company; (ii) any decrease in Mr. Levin’s salary except in limited circumstances; (iii) any decrease in Mr. Levin’s annual target performance bonus below 40% of annual base salary in fiscal 2012 and below 60% in subsequent fiscal years; (iv) material breach of the Company’s obligations under the Levin Agreement, including the failure of any successor in interest of the Company to be bound by the terms of the Levin Agreement; (v) any material reduction in the general nature of Mr. Levin’s duties, authority and responsibilities to a level inconsistent with a Chief Operating Officer, Chief Administrative Officer, General Counsel and Corporate Secretary of the Company or, upon a change in control, the ultimate parent of the Company or, if inapplicable, the successor in interest of the Company; or (vi) the relocation of Mr. Levin’s principal office by the Company (or a successor in interest of the Company) to a location more than 50 miles from his current principal office in New York, New York, unless agreed to in writing by Mr. Levin. Mr. Levin is subject to certain non-competition, non-solicitation and confidentiality covenants contained in the Levin Agreement (his non-competition and non-solicitation obligations extend for twelve months post-termination), and the Company’s post-termination payment obligations are, in part, in consideration of such covenants.

Michael de Vere.    Mr. de Vere serves as our President and Chief Executive Officer, U.S. Business Groups, pursuant to an Employment Agreement dated March 27, 2012, as amended as of September 12, 2013 (the “de Vere Agreement”). His service as President and Chief Executive Officer, U.S. Business Groups commenced on March 27, 2012 and continues until the earlier to occur of (i) his death or (ii) the date either he or the Company terminates his employment for any reason. The de Vere Agreement superseded a 2011 employment letter agreement between Mr. de Vere and the Company. Prior to the de Vere Agreement, Mr. de Vere served most recently as the President, U.S. Business Groups of the Company.

The material terms of the de Vere Agreement, subject to modification by the September 12, 2013 amendment to the de Vere Agreement (the “de Vere Amendment”), include:

•	A base salary of $325,000 per year, retroactively effective March 1, 2012.

•

An annual performance bonus set by the Compensation Committee, based upon performance standards established relating to financial targets and achievement of individual performance objectives, with a target bonus of 40% of base salary in fiscal 2012 and a target bonus of 60% of base salary in subsequent fiscal years.

•

A retention bonus of $75,000 payable at the end of fiscal 2013, a retention bonus of $25,000 payable at the end of calendar year 2013, and a retention bonus of $75,000 payable at the end of fiscal 2014, subject, in each case, to Mr. de Vere’s continued employment with the Company at such time.

•

Acceleration of vesting under the stock option agreements previously entered into between Mr. de Vere and the Company upon a change in control, under the condition that he is employed by the Company at such time.

•

The Company’s recovery of certain performance bonus payments and certain proceeds from the sale of performance-based equity incentive awards received by Mr. de Vere in the event of certain accounting restatements due to material non-compliance of the Company with financial reporting requirements.

Pursuant to the de Vere Amendment, upon a change in control, for the fiscal year in which the change in control occurs, Mr. de Vere will be entitled to receive a prorated target annual performance bonus for the partial-year period prior to the change in control, based on achievement at the time of the change in control of the financial metric(s) as then in effect for calculation of his annual performance bonus for the fiscal year; provided, however, if the financial metric(s) as then in effect for calculation of his annual performance bonus for the fiscal year are achieved through the end of the quarter in the fiscal year in which the change in control occurs, as budgeted on a quarterly basis but calculated on a cumulative basis, Mr. de Vere will be entitled to receive his target performance bonus.

The de Vere Agreement may be terminated by either the Company or Mr. de Vere with or without cause upon notice to the other. The effect of termination of Mr. de Vere under various circumstances, including with cause, without cause, with good reason, without good reason, on death or disability, and in the case of a change in control, is detailed below under “Compensation of Directors and Executive Officers — Potential Payments upon Termination or Change in Control”. For purposes of the de Vere Agreement, (a) “cause” includes: (i) willful failure to perform duties after notice and failure to cure; (ii) willful conduct that is materially and demonstrably injurious to the Company; (iii) conviction or plea of guilty or nolo contendere to a crime that arises from an act that is materially and demonstrably injurious to the Company or any of its subsidiaries, or conviction or plea of guilty or nolo contendere to a felony; (iv) material violation of non-competition, non-solicitation or confidentiality restrictions; (v) material violation of Company policies that is materially and demonstrably injurious to the Company after notice and, in certain circumstances, failure to cure; and (vi) material breach of any material provision of the de Vere Agreement by Mr. de Vere after notice and failure to cure, and (b) “good reason” includes: (i) a change in Mr. de Vere’s reporting line such that he no longer reports directly to the Chief Executive Officer of the Company or, upon a change in control, the ultimate parent of the Company or, if inapplicable, the successor in interest of the Company; (ii) any decrease in Mr. de Vere’s salary except in limited circumstances; (iii) any decrease in Mr. de Vere’s annual target performance bonus below 40% of annual base salary in fiscal 2012 and below 60% in subsequent fiscal years; (iv) material breach of the Company’s obligations under the de Vere Agreement, including the failure of any successor in interest of the Company to be bound by the terms of the de Vere Agreement; (v) any material reduction in the general nature of Mr. de Vere’s duties, authority and responsibilities to a level inconsistent with a President and Chief Executive Officer, U.S. Business Groups of the Company or, upon a change in control, the ultimate parent of the Company or, if inapplicable, the successor in interest of the Company; or (vi) the relocation of Mr. de Vere’s principal office by the Company (or a successor in interest of the Company) to a location more than 50 miles from his current home office in Thousand Oaks, California, unless agreed to in writing by Mr. de Vere. Mr. de Vere is subject to certain non-competition, non-solicitation and confidentiality covenants contained in the de Vere Agreement (his non-competition and non-solicitation obligations extend for twelve months post-termination), and the Company’s post-termination payment obligations are, in part, in consideration of such covenants.

Todd Myers.    Mr. Myers serves as our Chief Operating Officer, U.S. Business Groups, pursuant to an Employment Agreement dated March 27, 2012, as amended as of September 20, 2012 and September 12, 2013 (the “Myers Agreement”). His service as Chief Operating Officer, U.S. Business Groups commenced on March 27, 2012 and continues until the earlier to occur of (i) his death or (ii) the date either he or the Company terminates his employment for any reason. The Myers Agreement superseded a 2009 employment letter agreement between Mr. Myers and the Company. Prior to the Myers Agreement, Mr. Myers served most recently as the Interim Head of Technology, Operations and Panel, and Senior Vice President of the Company.

The material terms of the Myers Agreement, subject to modification by the September 20, 2012 amendment (the “Myers Amendment 1”) and the September 12, 2013 amendment (the “Myers Amendment 2”) to the Myers Agreement, include:

•	A base salary of $250,000 per year, retroactively effective March 1, 2012.

•

An annual performance bonus set by the Compensation Committee, based upon performance standards established relating to financial targets and achievement of individual performance objectives, with a target bonus of 40% of base salary in fiscal 2012 and a target bonus of 50% of base salary in subsequent fiscal years.

•	A retention bonus of $50,000 payable at the end of each of fiscal 2013 and 2014, subject to Mr. Myers’ continued employment with the Company at such times.

•

Acceleration of vesting under the stock option agreements previously entered into between Mr. Myers and the Company upon a change in control, under the condition that he is employed by the Company at such time.

•

The Company’s recovery of certain performance bonus payments and certain proceeds from the sale of performance-based equity incentive awards received by Mr. Myers in the event of certain accounting restatements due to material non-compliance of the Company with financial reporting requirements.

The material terms of the Myers Amendment 1 include:

•	An increase in base salary to $275,000 per year.

•	An increase in the annual performance bonus target for fiscal years beginning with fiscal 2014 to 60% of base salary.

•

A modification to the retention bonuses such that Mr. Myers is eligible to receive a retention bonus of $75,000 payable at the end of fiscal 2013, a retention bonus of $25,000 payable at the end of calendar year 2013, and a retention bonus of $75,000 payable at the end of fiscal 2014, subject, in each case, to Mr. Myers’ continued employment with the Company at such time.

•

An award of 50,000 shares of restricted stock if the U.S. business of the Company achieves 100% of its fiscal 2013 revenue and sales targets, under the condition that Mr. Myers is employed by the Company on June 30, 2013. If the award is made, the shares will vest on June 30, 2014, under the condition that Mr. Myers is employed by the Company on such date; provided, however, if Mr. Myers’ employment is terminated by the Company without cause or Mr. Myers terminates his employment for good reason on or prior to June 30, 2014, then all unvested shares will immediately vest on the date of termination; provided, further, all unvested shares also will immediately vest upon the occurrence of a change in control, provided that the change of control occurs prior to Mr. Myers’ date of termination.

•	An agreement by Mr. Myers to a twelve month non-compete following the termination of his employment with the Company.

The material terms of the Myers Amendment 2 include:

•

A base salary increase to $300,000 per year, retroactively effective on October 1, 2013, if the Company’s U.S. business achieves ninety-five percent (95%) of its revenue and adjusted EBITDA (EBITDA adjusted to remove the effect of non-cash stock-based compensation expense and restructuring and other charges) targets for the period commencing on July 1, 2013 and ending on December 31, 2013, subject, in the case of the adjusted EBITDA target, to adjustment for any extraordinary and non-recurring items as determined by the Compensation Committee.

•

Upon a change in control, for the fiscal year in which the change in control occurs, Mr. Myers will be entitled to receive a prorated target annual performance bonus for the partial-year period prior to the change in control, based on achievement at the time of the change in control of the financial metric(s) as then in effect for calculation of his annual performance bonus for the fiscal year; provided, however, if the financial metric(s) as then in effect for calculation of his annual performance bonus for the fiscal year are achieved through the end of the quarter in the fiscal year in which the change in control occurs, as budgeted on a quarterly basis but calculated on a cumulative basis, Mr. Myers will be entitled to receive his target performance bonus.

•

An award of 25,000 shares of restricted stock if (a) the Company achieves its U.S. revenue and adjusted EBITDA (EBITDA adjusted to remove the effect of non-cash stock-based compensation expense and restructuring and other charges) targets for fiscal 2014, subject, in the case of the adjusted EBITDA target, to adjustment for any extraordinary and non-recurring items as determined by the Compensation Committee, and (b) Mr. Myers is employed by the Company at the time the Company files its Annual Report on Form 10-K for the fiscal year ending June 30, 2014; provided, however, in the event of a change in control on or prior to June 30, 2014, the equity award will be converted into a guaranteed cash bonus in an amount equal to 25,000 multiplied by the price per share paid by the acquirer in the change in control transaction, payable on the earlier of June 30, 2014 or the date that Mr. Myers’ employment is terminated without cause or for good reason.

The Myers Agreement may be terminated by either the Company or Mr. Myers with or without cause upon notice to the other. The effect of termination of Mr. Myers under various circumstances, including with cause, without cause, with good reason, without good reason, on death or disability, and in the case of a change in control, is detailed below under “Compensation of Directors and Executive Officers — Potential Payments upon Termination or Change in Control”. For purposes of the Myers Agreement, (a) “cause” includes: (i) willful failure to perform duties after notice and failure to cure; (ii) willful conduct that is materially and demonstrably injurious to the Company; (iii) conviction or plea of guilty or nolo contendere to a crime that arises from an act that is materially and demonstrably injurious to the Company or any of its subsidiaries, or conviction or plea of guilty or nolo contendere to a felony; (iv) material violation of non-competition, non-solicitation or confidentiality restrictions; (v) material violation of Company policies that is materially and demonstrably injurious to the Company after notice and, in certain circumstances, failure to cure; and (vi) material breach of any material provision of the Myers Agreement by Mr. Myers after notice and failure to cure, and (b) “good reason” includes: (i) any decrease in Mr. Myers’ salary except in limited circumstances; (ii) any decrease in Mr. Myers’ annual target performance bonus below 40% of annual base salary in fiscal 2012 and below 50% in subsequent fiscal years; (iii) material breach of the Company’s obligations under the Myers Agreement, including the failure of any successor in interest of the Company to be bound by the terms of the Myers Agreement; (iv) any material reduction in the general nature of Mr. Myers’ duties, authority and responsibilities to a level inconsistent with a Chief Operating Officer, U.S. Business Groups of the Company or, upon a change in control, the successor in interest of the Company; or (v) the relocation of Mr. Myers’ principal office by the Company (or a successor in interest of the Company) to a location more than 50 miles from his current home office in Lambertville, New Jersey, unless agreed to in writing by Mr. Myers. Mr. Myers is subject to certain non-competition, non-solicitation and confidentiality covenants contained in the Myers Agreement (his non-competition and non-solicitation obligations extend for twelve months post-termination), and the Company’s post-termination payment obligations are, in part, in consideration of such covenants.

Potential Payments upon Termination or Change in Control

Pursuant to agreements with the NEOs, the Company is obligated to make certain payments to the NEOs upon termination of employment, including, without limitation, by reason of death or disability, or upon a change in control of the Company. Such obligations are summarized in the table and accompanying footnotes below for each covered event for each NEO employed by the Company on June 30, 2013.

Post-Termination Payment Summary(1)(2)
Event	Al Angrisani	Eric W. Narowski	Marc H. Levin	Michael de Vere	Todd Myers

Termination Without Cause by Company or With Good Reason by NEO(3)

(a) $500,000

(4)(5)

(b)Prorated Performance Bonus(5)(9)(10)

(c) Certain Stock Awards Vest(6)

(d) Stock Options Cease Vesting

Total(7): $1,252,500, comprised of

(a) $500,000,

(b) $300,000, and (c) $452,500

(a) 12 Months Base Salary

(5)(8)

(b)Prorated Performance Bonus(5)(9)(10)

(c)Prorated Retention Bonus(5)(11)

(d) Health Benefits — 12 Months(5)(8)

(e) Stock Options and Stock Awards Cease Vesting, Except in Limited Circumstances(12) Total(7): $672,078, comprised of

(a) $250,000,

(b) $125,000,

(c) $60,000,

(d) $10,828, and

(e) $226,250

(a) 12 Months Base Salary

(5)(8)

(b) Prorated Performance Bonus(5)(9)(10)

(c) Prorated Retention Bonus(5)(11)

(d) Health Benefits — 12 Months (5)(8)

(e) Stock Options and Stock Awards Cease Vesting, Except in Limited Circumstances(12) Total(7): $866,500, comprised of

(a) $325,000,

(b) $195,000,

(c) $75,000, and

(e) $271,500

(a) 12 Months Base Salary

(5)(13)

(b) Prorated Performance Bonus(5)(9)(10)

(c) Prorated Retention Bonus(5)(11)

(d) Health Benefits — 12 Months(5)(13)

(e) Stock Options and Stock Awards Cease Vesting, Except in Limited Circumstances(12) Total(7): $682,377,

comprised of

(a) $325,000,

(c) $75,000,

(d) $10,877, and

(e) $271,500

(a) 12 Months Base Salary

(5)(13)

(b) Prorated Performance Bonus(5)(9)(10)

(c) Prorated Retention Bonus(5)(11)

(d) Health Benefits — 12 Months (5)(13)

(e) Stock Options and Stock Awards Cease Vesting, Except in Limited Circumstances(12) Total(7): $587,078, comprised of

(a) $275,000,

(c) $75,000,

(d) $10,828, and

(e) $226,250

Termination With Cause by Company or by NEO Without Good Reason(3)	(a) Stock Options and Stock Awards Cease Vesting Total(7): $0	(a) Stock Options and Stock Awards Cease Vesting, Except in Limited Circumstances (12) Total(7): $113,125	(a) Stock Options and Stock Awards Cease Vesting, Except in Limited Circumstances (12) Total(7): $135,750	(a) Stock Options and Stock Awards Cease Vesting, Except in Limited Circumstances (12) Total(7): $135,750	(a) Stock Options and Stock Awards Cease Vesting, Except in Limited Circumstances (12) Total(7): $113,125

Post-Termination Payment Summary(1)(2)
Event	Al Angrisani	Eric W. Narowski	Marc H. Levin	Michael de Vere	Todd Myers

Change in Control

(a) $1,000,000(14)

(b) Performance Bonus(5)(9)(10)

(c) Stock Awards and Stock Options 100% Vest(15)(16)

Total assuming no termination of employment(7): $1,185,100, comprised of (c)

Total assuming termination of employment(7): $2,485,100, comprised of

(a) $1,000,000

(b) $300,000, and (c) $1,185,100

18 Months Base Salary(5)(18)

(b) Performance Bonus(5)(9)(10)

(c) Prorated Retention Bonus(5)(11)

(d) Health Benefits — 18 Months(5)(18)

(e) Stock Awards and Stock Options 100% Vest(15)(16)

Total assuming no termination of employment(7): $392,045, comprised of:

(c) $60,000, and

(e) $332,045

Total assuming termination of employment(7): $908,287, comprised of:

(a) $375,000,

(b) $125,000,

(c) $60,000,

(d) $16,242, and

(e) $332,045

(a) 18 Months Base Salary

(5)(18)

(b) Performance Bonus(5)(9)(10)

(c) Prorated Retention Bonus(5)(11)

(d) Health Benefits — 18 Months(5)(18)

(e) Stock Awards and Stock Options 100% Vest(15)(16)

Total assuming no termination of employment(7): $490,090, comprised of:

(c) $75,000, and

(e) $415,090

Total assuming termination of employment(7): $1,172,590, comprised of:

(a) $487,500,

(b) $195,000,

(c) $75,000, and

(e) $415,090

(a) 18 Months Base Salary

(5)(19)

(b) Prorated Performance Bonus(5)(9)(10)

(c) Prorated Retention Bonus(5)(11)

(d) Health Benefits — 18 Months(5)(19)

(e) Stock Awards and Stock Options 100% Vest(15)(16)

Total assuming no termination of employment(7): $515,966, comprised of:

(c) $75,000, and

(e) $440,966

Total assuming termination of employment(7): $1,019,782, comprised of:

(a) $487,500,

(c) $75,000,

(d) $16,316, and

(e) $440,966

(a) 18 Months Base Salary

(5)(18)

(b) Prorated Performance Bonus(5)(9)(10)

(c) Prorated Retention Bonus(5)(11)

(d) Health Benefits — 18 Months(5)(18)

(e) Stock Awards and Stock Options 100% Vest(15)(16)

(f) Cash Bonus(17)

Total assuming no termination of employment(7): $$356,178, comprised of:

(c) $75,000, and

(e) $281,178

Total assuming termination of employment(7): $784,920, comprised of:

(a) $412,500,

(c) $75,000,

(d) $16,242, and

(e) $281,178

Death	(a) Stock Options and Stock Awards Cease Vesting Total(7): $0	(a) Prorated Performance Bonus(5)(9)(10) (b) Prorated Retention Bonus(5)(11) (c) Certain Stock Options Granted At Least One Year Previous — 100% Vest; Other Stock Options Cease Vesting	(a) Prorated Performance Bonus(5)(9)(10) (b) Prorated Retention Bonus(5)(11) (c) Certain Stock Options Granted At Least One Year Previous — 100% Vest; Other Stock Options Cease Vesting	(a) Prorated Performance Bonus(5)(9)(10) (b) Prorated Retention Bonus(5)(11) (c) Certain Stock Options Granted At Least One Year Previous — 100%Vest; Other Stock Options Cease Vesting	(a) Prorated Performance Bonus(5)(9)(10) (b) Prorated Retention Bonus(5)(11) (c) Certain Stock Options Granted At Least One Year Previous — 100% Vest; Other Stock Options Cease Vesting

Post-Termination Payment Summary(1)(2)
Event	Al Angrisani	Eric W. Narowski	Marc H. Levin	Michael de Vere	Todd Myers

		(d) Stock Awards Cease Vesting, Except in Limited Circumstances(12) Total(7): $403,920, comprised of: (a) $125,000, (b) $60,000, (c) $105,795, and (d) $113,125	(d) Stock Awards Cease Vesting, Except in Limited Circumstances(12) Total(7): $549,340, comprised of: (a) $195,000, (b) $75,000 (c) $143,590, and (d) $135,750	(d) Stock Awards Cease Vesting, Except in Limited Circumstances(12) Total(7): $380,216, comprised of: (b) $75,000 (c) $169,466, and (d) $135,750	(d) Stock Awards Cease Vesting, Except in Limited Circumstances(12) Total(7): $243,053, comprised of: (b) $75,000 (c) $54,928, and (d) $113,125

Disability	(a) Stock Options and Stock Awards Cease Vesting Total (7): $0

(a) Prorated

Performance

Bonus(5)(9)(10)

(b) Prorated

Retention Bonus

(5)(11)

(c) Certain Stock

Options Granted

At Least One

Year Previous —

100% Vest; Other

Stock Options

Cease Vesting

(d) Stock Awards

Cease Vesting,

Except in Limited

Circumstances(12)

Total(7):

$403,920,

comprised of:

(a) $125,000,

(b) $60,000,

(c) $105,795, and

(d) $113,125

(a) Prorated

Performance

Bonus(5)(9)(10)

(b) Prorated

Retention Bonus

(5)(11)

(c) Certain Stock

Options Granted

At Least One

Year Previous —

100% Vest; Other

Stock Options

Cease Vesting

(d) Stock Awards

Cease Vesting,

Except in Limited

Circumstances(12)

Total(7):

$549,340,

comprised of:

(a) $195,000,

(b) $75,000,

(c) $143,590, and

(d) $135,750

(a) Prorated

Performance

Bonus(5)(9)(10)

(b) Prorated

Retention Bonus

(5)(11)

(c) Certain Stock

Options Granted

At Least One

Year Previous —

100% Vest; Other

Stock Options

Cease Vesting

(d) Stock Awards

Cease Vesting,

Except in Limited

Circumstances(12)

Total(7):

$380,216,

comprised of:

(b) $75,000,

(c) $169,466, and

(d) $135,750

(a) Prorated

Performance

Bonus(5)(9)(10)

(b) Prorated

Retention Bonus

(5)(11)

(c) Certain Stock

Options Granted

At Least One

Year Previous —

100% Vest; Other

Stock Options

Cease Vesting

(d) Stock Awards

Cease Vesting,

Except in Limited

Circumstances(12)

Total(7):

$243,053,

comprised of:

(b) $75,000,

(c) $54,928, and

(d) $113,125

(1)	All post-termination cash payments are linked to obligations of confidentiality and not to compete and/or solicit customers and employees for a period of 12 months following termination of employment.

(2)	Calculations in the table assume termination, change in control, death or disability occurred on June 30, 2013, the last day of the Company’s most recent fiscal year.

(3)

The events that constitute cause and good reason with respect to each NEO are described above in “Compensation of Directors and Executive Officers — Employment Agreements with Named Executive Officers”.

(4)

If Mr. Angrisani’s employment is terminated without cause or with good reason on or prior to June 30, 2014, then he is entitled to a severance payment equal to $500,000, payable in equal installments over twelve months commencing thirty days following the termination date.

(5)	Payments may be postponed for a 6-month period (and under certain circumstances into calendar year 2014) to avoid application of Section 409A of the IRC.

(6)

If Mr. Angrisani’s employment is terminated without cause or with good reason on or prior to June 30, 2014, then all unvested shares of restricted stock described in footnote (3) to the table under “Compensation of Directors and Executive Officers — Outstanding Equity Awards at 2013 Fiscal Year End” immediately vest on the date of termination.

(7)

Total and category subtotals are based on assumption that termination, change in control, death or disability occurred on June 30, 2013, the last day of the Company’s most recent fiscal year, and that all unvested, unexercised stock options and unvested restricted stock awards are valued at the closing market price of the Company’s common stock on that date. In the case of stock options with accelerated vesting, the total is the positive spread, if any, between the exercise price and the closing market price on June 30, 2013. In the case of stock options that have ceased vesting, the total equals the number of options that have vested at the time of termination multiplied by the positive spread, if any, between the exercise price and the closing market price on June 30, 2013. In the case of stock awards that have ceased vesting, the total equals the number of awards that have vested at the time of termination multiplied by the closing market price on June 30, 2013. Aggregate total compensation is shown first, followed by the subtotal for each category listed above in the same order.

(8)

If the NEO’s employment is terminated without cause or with good reason, then the NEO is entitled to a severance amount equal to twelve months of the NEO’s then-current base salary plus the equivalent of twelve months of the Company’s share of health and medical premiums at the NEO’s then-active employee rate, payable in a lump sum within thirty days following the termination date.

(9)

The prorated performance bonus is based on achievement of the annual financial metrics as then in effect for calculation of the performance bonus (but not including individual management objectives), multiplied by a fraction, the numerator of which is the number of days elapsed in the fiscal year prior to the termination date and the denominator of which is 365. In the case of Mr. Angrisani, he is entitled to the prorated performance bonus for the applicable fiscal year only if he is terminated without cause or with good reason on or prior to June 30, 2014. Each of Messrs. Angrisani’s, Narowski’s and Levin’s performance bonus is payable in full for the fiscal year in which a change in control occurs, under the condition that he is employed when the payment(s) is due unless terminated without cause or for good reason. Each of Messrs. de Vere’s and Myers’ performance bonus is payable in full for the fiscal year in which a change in control occurs if the financial metrics as then in effect for calculation of such NEO’s performance bonus are achieved through the end of the quarter in the fiscal year in which the change in control occurs, as budgeted on a quarterly basis but calculated on a cumulative basis, and he is employed when the payment is due unless terminated without cause or for good reason.

(10)

The non-discretionary fiscal 2013 bonus paid to the NEO (but only the amount that was unpaid as of June 30, 2013) is reflected in the table. The amount reflected in the table for each NEO could vary in future years based upon performance for each such fiscal year.

(11)

The NEO’s full fiscal 2013 retention bonus is reflected in the table, as the prorated retention bonus is calculated by multiplying the retention bonus or bonuses applicable for the fiscal year in which the termination occurs, if any, by a fraction, the numerator of which is the number of days elapsed in such fiscal year and the denominator of which is 365.

(12)

If the NEO’s employment terminates for any reason on or after June 30, 2013 but prior to June 30, 2014, then one-half of the shares of restricted stock described in footnote (5) to the table under “Compensation of Directors and Executive Officers — Outstanding Equity Awards at 2013 Fiscal Year End” immediately vest on the date of termination. If the NEO’s employment is terminated without cause or with good reason on or after June 30, 2013 but prior to June 30, 2014, then all such shares of restricted stock immediately vest on the date of termination.

(13)

If the NEO’s employment is terminated without cause or with good reason, then the NEO is entitled to a severance amount equal to twelve months of the NEO’s then-current base salary plus the equivalent of twelve months of the Company’s share of health and medical premiums at the NEO’s then-active employee rate, payable in twelve equal monthly installments commencing thirty days following the termination date.

(14)

Upon a change of control on or prior to June 30, 2014, Mr. Angrisani is entitled to a severance payment equal to $1,000,000, payable in a lump sum within thirty days following his resignation or termination without cause.

(15)

Stock options described in footnotes (2) and (4) to the table under “Compensation of Directors and Executive Officers — Outstanding Equity Awards at 2013 Fiscal Year End” fully vest upon a change in control if the change of control occurs prior to the NEO’s termination of employment.

(16)

Shares of restricted stock described in footnotes (3) and (5) to the table under “Compensation of Directors and Executive Officers — Outstanding Equity Awards at 2013 Fiscal Year End” fully vest upon a change in control if the change of control occurs prior to the NEO’s termination of employment.

(17)

Potential award to Mr. Myers of shares of restricted stock convert into a potential cash bonus in an amount equal to the number of shares of restricted stock multiplied by the price per share paid by the acquirer in the change in control transaction, if the applicable financial metrics are achieved and the termination date has not occurred prior to June 30, 2013, as further described under “Compensation of Directors and Executive Officers — Employment Agreements with Named Executive Officers”.

(18)

If the NEO’s employment is terminated without cause or with good reason, in each case in contemplation of, or during the twelve month period following a change in control, then the NEO is entitled to a severance amount equal to eighteen months of the NEO’s then-current base salary plus the equivalent of eighteen months of the Company’s share of health and medical premiums at the NEO’s then-active employee rate, payable in a lump sum within thirty days following the termination date.

(19)

If Mr. de Vere’s employment is terminated without cause or with good reason, in each case in contemplation of, or during the twelve month period following a change in control, then Mr. de Vere is entitled to a severance amount equal to eighteen months of Mr. de Vere’s then-current base salary plus the equivalent of eighteen months of the Company’s share of health and medical premiums at Mr. de Vere’s then-active employee rate, with twelve months of such amounts payable within thirty days following the termination date and the remaining six months payable within thirty days following the one year anniversary of the termination date if Mr. de Vere abides by certain non-competition restrictions.

Director Compensation

The following table and accompanying footnotes provide information with regard to the compensation for the Company’s non-employee directors during fiscal 2013. Mr. Angrisani received no compensation in his role as a director.

	FISCAL 2013 DIRECTOR COMPENSATION
Name	Fees Earned or Paid in Cash($)	Stock Awards($)(1)(2)	Total($)
David Brodsky	44,500	32,800	77,300
Steven L. Fingerhood	46,500	32,800	79,300
Alan Gould(3)	8,750	8,825	17,575
Howard L. Shecter	83,000	83,000	166,000
Antoine G. Treuille	44,500	32,800	77,300

(1)

Reflects full grant date fair value of the restricted stock awards granted during fiscal 2013 and shown in the table below. There were no options granted to non-employee directors during fiscal 2013. For restricted stock, fair value is calculated using the closing market price of the Company’s stock on the date of grant. For additional information as to the assumptions made in valuation, see Note 13 to the Company’s audited financial statements filed with the SEC in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2013.

Name	Grant Date	Stock Awards: Number of Shares (#)
David Brodsky	9/19/12	22,621
Steven L. Fingerhood	9/19/12	22,621
Alan Gould(3)	9/19/12	20,287
Howard L. Shecter	9/19/12	57,241
Antoine G. Treuille	9/19/12	22,621

(2)

Following are all equity awards outstanding for each current director as of June 30, 2013 (stock option awards reflect unexercised grants of stock options, whether or not vested, and stock awards reflect awards of shares of restricted stock that remain subject to forfeiture):

Name	Option Awards(#)	Stock Awards(#)
David Brodsky	30,000	—
Steven L. Fingerhood	—	—
Alan Gould(3)	—	—
Howard L. Shecter	40,000	—
Antoine G. Treuille	30,000	—

(3)	On December 7, 2012, Alan Gould resigned from the Board and ceased receiving director compensation thereafter.

Each non-employee director of the Company received an annual retainer of $41,500 in fiscal 2013. The annual retainer was increased to $50,000 for fiscal 2014. Supplemental annual cash compensation in the following amounts was paid in fiscal 2013 and will be paid in fiscal 2014 with respect to the following positions:

Position	Fiscal 2013	Fiscal 2014
Chairman of the Board	$41,500	$50,000
Lead Director	$5,000	$5,000
Chairman of the Audit Committee	$3,000	$3,000
Chairman of the Compensation Committee	$3,000	$3,000

In addition, each non-employee director of the Company receives an annual grant of restricted stock of the Company. In fiscal 2013, each non-employee director received an annual grant of restricted stock intended to equal as closely as practical the annual cash retainer of $41,500 paid to non-employee directors. The annual grant of restricted stock was increased to 30,000 shares for fiscal 2014. Each restricted stock grant vests 1/12th on the last day of each month, and any unvested stock is forfeited upon termination of an individual’s service as a director. Vesting will be accelerated upon a change in control of the Company. Further, the Chairman of the Board, Lead Director, Chairman of the Audit Committee, and Chairman of the Compensation Committee receive supplemental grants of restricted stock. In fiscal 2013, the Chairman of the Board received a supplemental grant of shares of restricted stock that equaled as closely as practical the Chairman’s supplemental annual cash retainer of $41,500. The supplemental grant for the Chairman of the Board was increased to 30,000 shares for fiscal 2014. The Lead Director, Chairman of the Audit Committee, and Chairman of the Compensation Committee each received a supplemental annual grant of 3,500 shares of restricted stock in fiscal 2013. The supplemental grants to the Lead Director, Chairman of the Audit Committee, and Chairman of the Compensation Committee remain unchanged in fiscal 2014. The supplemental grants are subject to the same vesting and forfeiture rules as the annual grants to non-employee directors.

TRANSACTIONS WITH RELATED PERSONS

Transactions with Related Persons

There were no transactions with related persons during the fiscal year ended June  30, 2013.

Policies and Procedures for Review of Transactions with Related Persons

The Board has adopted written Policy and Procedures with Respect to Related Party Transactions (the “Procedure”). The Procedure covers all transactions (“Covered Transactions”) in which the Company is a participant and a Related Person (described below) has a direct or indirect interest if the amount involved exceeds $120,000, or, if the applicable Related Person is a director, executive officer, or spouse of a director or executive officer, $50,000.

“Related Persons” include:

•	any person who is, or at any time since the beginning of the Company’s last fiscal year was, a director or executive officer of the Company or a nominee to become a director of the Company;

•	any person who is known to be the beneficial owner of more than 5% of any class of the Company’s voting securities;

•

any immediate family member of any of the foregoing persons, which means any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law of the director, executive officer, nominee or more than 5% beneficial owner;

•	any person (other than a tenant or employee) sharing the household of any such director, executive officer, nominee or more than 5% beneficial owner; and

•

any firm, corporation or other entity in which any of the foregoing persons is employed or is a partner or principal or in a similar position or in which such person has a 5% or greater beneficial ownership interest.

The Procedure requires review and approval of Covered Transactions by the Audit Committee of the Board, or in certain cases where delay is not practical, by the Chair of the Audit Committee with reporting to the full Committee. Annual review is required for ongoing transactions. In its review, the Audit Committee will consider whether each Covered Transaction is in, or is not inconsistent with, the best interests of the Company and its stockholders. Covered Transactions may be approved in situations, among others, in which:

•	the Company may obtain products or services of a nature, quantity or quality, or on other terms, that are not readily available from alternative sources; or

•

the Company receives from or provides products or services to the Related Person on an arm’s length basis on terms comparable to those provided to unrelated third parties, or on terms comparable to those provided to employees generally.

The Audit Committee has granted standing pre-approval for Covered Transactions that involve:

•	compensation of executive officers or directors required to be approved by the Compensation Committee;

•

transactions in which the Related Person’s only relationship with the company involved is as (i) a director, (ii) an employee other than an executive officer, or (iii) less than 10% stockholder and the amount involved does not exceed $1,000,000 or 2% of that company’s annual revenues;

•

charitable contributions when the Related Person’s only relationship to the charity is as a director or employee other than an executive officer and the aggregate amount does not exceed the lesser of 2% of the charity’s annual receipts and $120,000, or, if the applicable Related Person is a director, executive officer, or spouse of one of them, $50,000; or

•	transactions in which all stockholders receive proportional benefits, and those involving competitive bids, regulated services and charges, and certain routine banking services.

PROPOSAL NO. 1:

ELECTION OF CLASS II DIRECTORS

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE NOMINEES.

Vote Required

If a quorum is present and voting at the 2013 Annual Meeting, the nominees for Class II directors receiving the highest number of affirmative votes of the shares of Harris Interactive common stock present in person or represented by proxy and entitled to vote will be elected as a Class II director. Only votes cast for the nominee will be counted. Abstentions, broker non-votes and instructions on the accompanying proxy card to withhold authority to vote for the nominee will result in the nominee receiving fewer votes. However, the number of votes otherwise received by the nominee will not be reduced by such action. In the absence of contrary instructions, the proxy holders intend to vote all proxies received by them in the accompanying form of proxy “FOR” the nominees for director listed below. In the event that the nominee is unable to or declines to serve as a director at the time of the 2013 Annual Meeting, the proxies will be voted for any nominee who is designated by the present Board to fill the vacancy. As of the date of this Proxy Statement, the Board is not aware that the nominee is unable or will decline to serve as a director.

Summary of the Proposal

The Board currently consists of five directors and is divided into three classes, with the classes of directors serving for staggered three-year terms that expire in successive years. Class II currently has two members, Howard L. Shecter and Antoine Treuille, each of whose term expires as of the date of the 2013 Annual Meeting. The Nominating and Governance Committee proposes that the nominees described below, each of whom is currently serving as a Class II director, be re-elected as Class II directors for a term of three years, or in each case until their successors are duly elected and qualified.

Nominees to Board of Directors

Name	Principal Occupation	Director Since	Class and Year in Which Term Will Expire	Age	Board Committees
Mr. Howard L. Shecter	Counsel, Reed Smith LLP	2001	Class II 2013	70	Board Chairman, Audit, Compensation, Nominating and Governance (Chair)
Mr. Antoine G. Treuille	Partner, Altamont Capital Partners, LLC	2004	Class II 2013	64	Audit (Chair), Compensation, Nominating and Governance

Howard L. Shecter has served as a director of the Company since November 2001. Mr. Shecter was elected to the Board pursuant to the terms of the TRC Merger Agreement. Prior to joining the Board, Mr. Shecter served as a director of Total Research Corporation from June 1998 to November 2001 and as Vice Chairman from July 1998 through November 2001. Mr. Shecter joined Reed Smith LLP in 2010 as Senior M&A Partner and currently serves as Counsel for that firm. From 2007 to 2009, Mr. Shecter served as a Senior Partner with the law firm of Orrick, Herrington & Sutcliffe LLP. Prior to that time, he was a Senior Partner with the law firm of Morgan, Lewis & Bockius LLP. Mr. Shecter joined that firm in 1968 and served as its Managing Partner from 1979 to 1983 and as Chairman of its Executive Committee in 1985. Mr. Shecter’s extensive knowledge in the areas of business and corporate law, corporate governance, and mergers and acquisitions, knowledge of crisis and enterprise risk management, and managerial experience gained as a managing or senior partner in several law firms led to the conclusion that he should continue to serve as a director of the Company.

Antoine G. Treuille has served as a director of the Company since January 2004. Mr. Treuille currently serves as Managing Partner of Altamont Capital Partners, LLC, a private equity fund, a position he has held since June 2006. He continues to serve as Executive Managing Partner of

Mercantile Capital Partners, a private equity fund, a position he has held since September 2000. Prior to Mercantile Capital Partners, Mr. Treuille was President of Charter Pacific Corporation, an investment banking firm he founded in New York City, from 1996 to 1998. Before that, he served in executive roles at Desai Capital Management, Entrecanales Y Travora Inc. and Citibank N.A. in New York City, as well as Le Credit Chimique in Paris, France. Mr. Treuille currently serves on the boards of the French-American Foundation, a non-governmental organization linking France and the United States at leadership levels, and Eramet (Paris: ERA). Mr. Treuille formerly served as Chairman of the Board of Loehmanns’ Holdings Inc., as well as Eye Care Centers of America. He is also a former director of the Societe Bic (Paris: BB). Mr. Treuille’s extensive international and domestic business experience, expertise related to global markets, managerial experience gained through various executive roles in the financial services industry, and extensive experience as a director of public and private companies led to the conclusion that he should continue to serve as a director of the Company.

Directors Not Standing for Election

The members of the Board who are not standing for election at the 2013 Annual Meeting are set forth below.

Name	Principal Occupation	Director Since	Class and Year in Which Term Will Expire(1)	Age	Board Committees
Mr. Al Angrisani	President and Chief Executive Officer, Harris Interactive Inc.	2012	Class III 2014	64
Mr. David Brodsky	Private Investor	2001	Class I 2015	76	Audit, Compensation (Chair), Nominating and Governance
Mr. Steven L. Fingerhood	Managing Partner, Technology Opportunity Partners, LP and SLF Industry, LP	2008	Class III 2014	55	Lead Director, Audit, Compensation, Nominating and Governance

Al Angrisani has served as a director of the Company since February 2012. Mr. Angrisani is our President and Chief Executive Officer, and serves as Vice Chairman of our Board of Directors, positions he has held since February 2012. Mr. Angrisani served as our Interim Chief Executive Officer from June 2011 to February 2012. He also currently serves as Chairman and Chief Executive Officer of Angrisani Turnarounds, LLC, an advisory firm for underperforming companies. Mr. Angrisani served as President and Chief Executive Officer of Greenfield Online, a provider of global consumer attitudes about products and services, from September 2005 until it was acquired by the Microsoft Corporation in October 2008, and then provided consulting services to Microsoft Corporation related to the acquisition until September 2009. Between November 2001 and April 2004, Mr. Angrisani served as President and Chief Operating Officer of Harris Interactive. Prior to this role, he served as President and Chief Executive Officer of Total Research Corporation from July 1998 through the Company’s merger with Harris Interactive in November 2001. Earlier in his career, Mr. Angrisani served as President Reagan’s U.S. Assistant Secretary of Labor and Chief of Staff, and as a Vice President of Chase Manhattan Bank in New York. Mr. Angrisani’s significant leadership role in setting the strategic vision for the Company, extensive managerial experience gained through serving in various executive roles, particularly handling the turnaround of businesses, market research industry experience, experience with investor and media relations, and position as the Company’s President and Chief Executive Officer led to the conclusion that he should continue to serve as a director of the Company.

David Brodsky has served as a director of the Company since November 2001. Mr. Brodsky was elected to the Board pursuant to the terms of the Agreement and Plan of Merger under which Total Research became part of the Company (the “TRC Merger Agreement”). Prior to joining the Board, Mr. Brodsky served as a director of Total Research Corporation from June 1998 through November 2001 and as Chairman from July 1998 to November 2001. Mr. Brodsky has been a private investor for the past ten years and served as a director of Southern Union Company (NYSE: SUG) from October 2002 to March 2012. Mr. Brodsky’s knowledge of capital markets acquired through his investment activities and extensive experience as a director of public companies led to the conclusion that he should continue to serve as a director of the Company.

Steven L. Fingerhood has served as a director of the Company since April 2008. He is the co-founder and managing partner of Technology Opportunity Partners, L.P. and SLF Industry, L.P., private investment partnerships that make concentrated investments in software and technology-enabled service companies. Since April 2012, he also has served as a director of RPX Corporation (NASDAQ: RPXC), a leading provider of patent risk management solutions. Mr. Fingerhood has over twenty years of experience as an entrepreneur, investor and senior executive in the technology and business services industries. Before co-founding Technology Opportunity Partners and SLF Industry, he founded Zero Gravity Technologies Corporation, which developed document security solutions, and served as its Chairman and Chief Executive Officer until its sale to InterTrust Technologies Corporation. Prior to that, he founded and led Direct Language Communications, Inc., a provider of localization services to the technology industry. Mr. Fingerhood previously served as an independent director for I-many, Inc. (NASDAQ: IMNY), a provider of enterprise-level contract management software and services. Mr. Fingerhood’s extensive experience as an entrepreneur and investor, managerial experience gained through serving in various executive roles, and previous experience serving as a public company director led to the conclusion that he should continue to serve as a director of the Company.

PROPOSAL NO. 2:

ADVISORY VOTE ON THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL, ON AN ADVISORY BASIS, OF THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS AS DISCLOSED IN THIS PROXY STATEMENT.

As required by federal securities laws, the Board is providing the Company’s stockholders with an opportunity to cast an advisory vote on the compensation of the Named Executive Officers as disclosed according to the compensation disclosure rules of the SEC, including the compensation tables and the related narrative discussion contained in this Proxy Statement.

This proposal, commonly known as a “say-on-pay” proposal, gives the Company’s stockholders the opportunity to endorse or not endorse the Company’s executive pay program and policies through a vote on the following resolution:

“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the compensation tables and related narrative discussion contained in the 2013 proxy statement, is hereby approved.”

Because your vote is advisory, it is not binding on the Company, the Board or the Compensation Committee. However, the Board and the Compensation Committee will review and consider the outcome of this advisory vote when making future compensation decisions for the Named Executive Officers.

PROPOSAL NO. 3:

ADVISORY VOTE ON THE FREQUENCY OF FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS SELECT “EVERY YEAR” ON PROPOSAL 3.

As required by federal securities laws, the Board is providing the Company’s stockholders with an opportunity to cast an advisory vote on the frequency of future stockholder votes on executive compensation.

This proposal, commonly known as a “say-on-frequency” proposal, gives the Company’s stockholders the opportunity to determine whether the frequency of stockholder votes on executive compensation will be every one year, two years or three years. Stockholders may abstain from voting on the frequency of stockholder votes on executive compensation.

Because your vote is advisory, it is not binding on the Company, the Board or the Compensation Committee. However, the Board and the Compensation Committee will take into account the outcome of the vote when considering the frequency of future stockholder advisory votes on executive compensation.

PROPOSAL NO. 4

RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” APPROVAL OF

THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS TO SERVE AS

THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL 2014.

Required Vote

The affirmative vote of the holders of a majority of the shares of our common stock present or represented at the 2013 Annual Meeting and entitled to vote is required for the ratification of the appointment of PricewaterhouseCoopers (“PwC”) as the Company’s independent registered public accounting firm for fiscal 2014. Broker non-votes with respect to this matter will be treated as neither a vote “for” nor a vote “against” the matter, although they will be counted in determining whether a quorum is present. Abstentions will be considered in determining the number of votes required to attain a majority of the shares present or represented at the 2013 Annual Meeting and entitled to vote. Accordingly, an abstention from voting by a stockholder present in person or by proxy at the 2013 Annual Meeting has the same legal effect as a vote “against” the matter because it represents a share present or represented at the meeting and entitled to vote, thereby increasing the number of affirmative votes required to approve this proposal.

Summary of the Proposal

The Audit Committee has appointed PwC to serve as the Company’s independent registered public accounting firm for fiscal 2014.

If the stockholders do not ratify the selection of PwC, the Audit Committee will consider a change in auditors for the next year. Even if the selection of PwC is approved, the Audit Committee, in its discretion, may direct the appointment of new independent auditors at any time during the fiscal year if it believes that such a change would be in the best interest of the Company and its stockholders.

Representatives of PwC intend to be present at the 2013 Annual Meeting to answer appropriate question and make a statement if they desire to do so.

Fees Paid to PwC

The aggregate fees billed by PwC for professional services rendered to the Company for the fiscal years ended June 30, 2013 and 2012 were $567,315 and $521,853, respectively. An explanation of such fees is provided in the following table:

	Fiscal 2013($)(1)	Fiscal 2012($)
Audit Fees	$565,515	$520,053
Audit-Related Fees	1,800	1,800
Tax Fees	0	0
All Other Fees	0	0

Total Fees Paid	$567,315	$521,853

(1)

The amounts shown above reflect the engagement fees mutually agreed upon by the Audit Committee and PwC in connection with PwC’s audit of the Company’s financial statements for the fiscal year ended June 30, 2013. Additional amounts related to PwC’s audit of the Company’s financial statements for the fiscal year ended June 30, 2013 may be proposed to the Audit Committee by PwC. However, such amounts, if any, are unknown as of the date of the filing of this Proxy Statement.

“Audit Fees” include fees billed by PwC for (i) auditing our annual financial statements for the fiscal year, (ii) reviewing our quarterly reports on Form 10-Q. “Audit-Related Fees” include fees for services such as accounting consultations. “Tax Fees” are fees billed for tax services in connection with the preparation of the Company’s federal, state and foreign income tax returns, including extensions and quarterly estimated tax payments, and customary consultation or advice regarding accounting issues, potential transactions or taxes (e.g., tax compliance, tax consulting, or tax planning). “All Other Fees” are fees billed for services not included as Audit Fees, Audit-Related Fees, and Tax Fees.

The Audit Committee approves the annual budget for all audit and non-audit services and pre-approves all engagements of the Company’s auditors to provide non-audit services. The Audit Committee has delegated authority to members of the Committee to pre-approve non-audit services and any such approvals must be reported at the next meeting of the Audit Committee. The Chairman of the Audit Committee did not exercise such delegated authority during fiscal 2013. The Audit Committee’s general policy is to restrict the engagement of the independent registered public accounting firm to providing audit and audit-related services. The Audit Committee will not engage the independent registered public accounting firm to provide any non-audit services that are prohibited under Section 10A of the Securities Exchange Act and Rule 10A-3 thereunder. No fees were approved by the Audit Committee under the exception provided in Section 10(A)(i)(1)(B) of the Securities Exchange Act during fiscal 2013 or fiscal 2012.

The Audit Committee considered and determined that the provision of the services other than the services described under “Audit Fees” is compatible with maintaining the independence of PwC as the Company’s independent registered public accounting firm.

OTHER MATTERS

At the date of this Proxy Statement, the only business that the Board intends to present or knows that others will present at the 2013 Annual Meeting is as set forth above. If any other matter or matters are properly brought before the 2013 Annual Meeting, or any adjournment thereof, it is intended that shares represented by proxies will be voted or not voted by the persons named in the proxies in accordance with the recommendation of the Board, or, in the absence of any such recommendation, by the proxy holders in their discretion.

COPIES OF ANNUAL REPORT ON FORM 10-K

A copy of the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2013 (without exhibits) is being distributed with this Proxy Statement. The Annual Report on Form 10-K is also available, without charge, by writing or telephoning to Corporate Secretary, 60 Corporate Woods, Rochester, New York 14623; telephone (585) 272-8400. In addition, the report (with exhibits) is available at the SEC’s Internet site (www.sec.gov), and in the Investor Relations section of our website (www.harrisinteractive.com). If requested, the Company also will provide such persons with copies of any exhibit to the Annual Report on Form 10-K upon the payment of a fee limited to the Company’s reasonable expenses of furnishing such exhibits.

FUTURE STOCKHOLDER PROPOSALS

Advance Notice Procedures

Under the Company’s Bylaws, no business may be brought before an annual meeting unless:

•

it is specified in the notice of the meeting (which includes stockholder proposals that the Company is required to include in its proxy statement pursuant to Rule 14a-8 under the Securities Exchange Act); or

•

it is otherwise brought before the meeting by or at the direction of the Board, or by a stockholder entitled to vote who delivered notice to the Company, containing certain information specified in the Bylaws, not less than 90 nor more than 120 days prior to the first anniversary of the date of the Company’s prior-year proxy statement (between June 30, 2014 and July 30, 2014 for proposals for the 2014 Annual Meeting of Stockholders of the Company).

These requirements are separate from and in addition to the SEC’s requirements that a stockholder must meet in order to have a stockholder proposal included in the Company’s proxy statement, described below.

Additionally, the Company’s Bylaws require stockholders desiring to nominate persons for election to the Board to deliver notice to the Corporate Secretary, containing certain information specified by the Bylaws, not less than 90 nor more than 120 days prior to the first anniversary of the date of the Company’s prior-year proxy statement (between June 30, 2014 and July 30, 2014 for the 2014 Annual Meeting of Stockholders of the Company).

Stockholder Proposals for the 2014 Annual Meeting of Stockholders of the Company

In addition to the advance notice procedures described above, stockholders interested in submitting a proposal for inclusion in the proxy materials for the 2014 Annual Meeting of Stockholders of the Company may do so by following the procedures prescribed in SEC Rule 14a-8. To be eligible for inclusion, stockholder proposals must be received by the Company’s Corporate Secretary by June 30, 2014 (which date is 120 days prior to the first anniversary of the date of this Proxy Statement).

Additionally, if a stockholder interested in submitting a proposal for the 2014 Annual Meeting of Stockholders of the Company fails to deliver notice of such stockholder’s intent to make such proposal to the Company’s Corporate Secretary between June 30, 2014 and July 30, 2014, then any proxy solicited by management may confer discretionary authority to vote on such proposal.

HARRIS INTERACTIVE INC. 60 CORPORATE WOODS ROCHESTER, NY 14623

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	M63880-Z61854	KEEP THIS PORTION FOR YOUR RECORDS
— — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — —
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.		DETACH AND RETURN THIS PORTION ONLY

HARRIS INTERACTIVE INC.	For	Withhold	For All	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
The Board of Directors recommends you vote FOR all nominees listed.	All	All	Except
1. Election of Directors	☐	☐	☐
Nominees:
01) Howard L. Shecter
02) Antoine G. Treuille

The Board of Directors recommends you vote FOR Proposal 2.					For	Against	Abstain

2. To approve, on an advisory basis, the compensation of our named executive officers.					☐	☐	☐

The Board of Directors recommends you vote EVERY YEAR in Proposal 3.				Every Year	Every 2 Years	Every 3 Years	Abstain
3. To approve, on an advisory basis, the frequency of future advisory votes on executive compensation.				☐	☐	☐	☐

The Board of Directors recommends you vote FOR Proposal 4.					For	Against	Abstain
4. To ratify the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for fiscal 2014.					☐	☐	☐
5. In their discretion, the Proxies are authorized to vote on such other business that may properly come before the Annual Meeting or any adjournment thereof.

Please sign exactly as your name or name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]			Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com.

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M638881-Z61854

REVOCABLE PROXY

HARRIS INTERACTIVE INC.

60 Corporate Woods, Rochester, NY 14623

PROXY SOLICITED BY AND ON BEHALF OF THE BOARD OF DIRECTORS OF

HARRIS INTERACTIVE INC. FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON

TUESDAY, NOVEMBER 26, 2013

The undersigned hereby constitutes Eric W. Narowski and Michael T. Burns, and each of them, as proxies (the “Proxies”) of the undersigned, with full power of substitution in each, and authorizes each of them to represent and to vote all shares of common stock, par value $0.001 per share, of Harris Interactive Inc. (“Harris Interactive”) held of record by the undersigned as of the close of business on September 30, 2013, at the Annual Meeting of Stockholders (the “Annual Meeting”) to be held on Tuesday, November 26, 2013, at 599 Lexington Avenue (at 53rd Street), 22nd Floor, New York, New York at 5:30 p.m. (local time), and any adjournments thereof.

When properly executed, this proxy will be voted in the manner directed herein by the undersigned stockholder(s). IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE NOMINEES SET FORTH ON THE REVERSE SIDE IN PROPOSAL 1, FOR PROPOSAL 2, EVERY YEAR ON PROPOSAL 3, FOR PROPOSAL 4, AND, IN THE DISCRETION OF THE PROXIES, ON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT THEREOF. Stockholders also have the option of voting by telephone or via the Internet, and may revoke this proxy, following procedures described in the accompanying Proxy Statement.

The Undersigned hereby acknowledge(s) receipt of the Notice of Annual Meeting and Proxy Statement, dated October 28, 2013, and a copy of Harris Interactive’s 2013 Annual Report on Form 10-K for the fiscal year ended June 30, 2013. The undersigned hereby revoke(s) and proxy or proxies heretofore given with respect to the Annual Meeting.

PLEASE DATE, SIGN, AND MAIL YOUR PROXY CARD IN THE ENVELOPE PROVIDED AS SOON AS POSSIBLE.